UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

(Amendment No. 1)

Check the appropriate box:

[X]	Preliminary Information Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[ ]	Definitive Information Statement

TECHCARE CORP.

(Exact name of registrant as specified in charter)

Delaware

(State or other jurisdiction of incorporation)

000-25909	68-0080601
(Commission File Number)	(IRS Employer Identification No.)

1140 Avenue of the Americas, New York, NY

(Address of principal executive offices and zip code)

(646) 380-6645

(Registrant’s telephone number including area code)

Payment of Filing Fee (check the appropriate box):

[X]	No fee required

[ ]	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

(1)	Title of each class of securities to which transaction applies: ________________________

(2)	Aggregate number of securities to which transaction applies: ______________________________

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):___________________________________________________________

(4)	Proposed maximum aggregate value of transaction: ________________________________

(5)	Total fee paid: ____________________________________________________

[  ] Fee paid previously with preliminary materials.

[  ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid: ___________________________________________________________________

(2) Form, Schedule or Registration Statement No.: ______________________________________________

(3) Filing Party: _____________________________________________________________________________

(4) Date Filed: __________________________________________________________________________

TECHCARE CORP.

1140 Avenue of the Americas, New York, NY

Phone: (646) 380-6645

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

Dear Stockholders:

The accompanying Information Statement is being furnished to the holders (“Stockholders”) of shares of the common stock, par value $0.0001 per share (“Common Stock”), of TechCare Corp., a Delaware corporation (the “Company”). The board of directors of the Company (the “Board”) is not soliciting your proxy and you are requested not to send us a proxy. The purpose of this Information Statement is to notify you that on November 30, 2018, the Company received written consent in lieu of an annual general meeting of Stockholders (the “Written Consent”) from holders of shares of Common Stock representing approximately on 58.13% of the total issued and outstanding shares of Common Stock approving the following (collectively, the “Resolutions”):

(1)	the election of each of Messrs. Zvi Yemini, Yossef De-Levy and Oren Traitsman to serve as a director of the Company;
(2)	the adoption of the first amended and restated certificate of incorporation (the “Restated Charter”);
(3)	the adoption of the amended and restated Bylaws (the “Restated Bylaws”);
(4)	advisory vote on executive compensation;
(5)	advisory vote on the frequency of future non-binding votes on compensation; and
(6)	the approval and ratification of the appointment of our independent auditors.

The Resolutions were unanimously approved by our Board on November 27, 2018. On November 30, 2018, the stockholders holding 19,304,977 shares of our Common Stock, representing approximately 58.13% of the voting power of our outstanding capital stock, approved the Resolutions by written consent in accordance with Delaware General Corporation Law (the “DGCL”).

The Resolutions are more fully described in the accompanying Information Statement. The accompanying Information Statement is being furnished to all our stockholders in accordance with Section 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules promulgated by the U.S. Securities and Exchange Commission thereunder, solely for the purpose of informing our Stockholders of the action taken by the Written Consent before they become effective. We are furnishing this Information Statement to Stockholders in satisfaction of the notice requirement under Section 228 of the DGCL. No additional action will be undertaken by us with respect to the receipt of written consents, and no dissenters’ rights with respect to the receipt of the written consents are afforded to Stockholders as a result of the approval of the Resolutions.

Pursuant to Rule 14c-2 promulgated under the Exchange Act, the earliest date the Resolutions may be taken, including the filing of the Restated Charter with the Secretary of State of the State of Delaware and the adoption of our Restated Bylaws, and become effective is twenty (20) calendar days after this Information Statement is first sent to Stockholders. A form of the Restated Charter and the Restated Bylaws are attached to this Information Statement as Exhibit B and Exhibit C, respectively.

THIS IS NOT A NOTICE OF AN ANNUAL MEETING OF STOCKHOLDERS, AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN. THE ACCOMPANYING INFORMATION STATEMENT IS BEING FURNISHED TO YOU SOLELY FOR THE PURPOSE OF INFORMING STOCKHOLDERS OF THE MATTERS DESCRIBED HEREIN PURSUANT TO SECTION 14(c) OF THE EXCHANGE ACT AND THE REGULATIONS PROMULGATED THEREUNDER, INCLUDING REGULATION 14C.

WE ARE NOT ASKING YOU FOR A CONSENT OR PROXY AND YOU ARE REQUESTED NOT TO SEND US A CONSENT OR PROXY.

THE ACCOMPANYING INFORMATION STATEMENT IS BEING MAILED TO STOCKHOLDERS ON OR ABOUT [___], 2018.

Dated: [___], 2018

By the Order of the Board of Directors

Zvi Yemini
Chairman of the Board of Directors

TECHCARE CORP.

1140 Avenue of the Americas,

New York, NY

INFORMATION STATEMENT

[__________], 2018

ACTION BY WRITTEN CONSENT OF MAJORITY STOCKHOLDERS

WE ARE NOT ASKING YOU FOR A

PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

GENERAL INFORMATION

In this Information Statement we refer to TechCare Corp., a Delaware corporation, as the “Company,” “we,” “us,” or “our.”

This Information Statement is being furnished by the board of directors of the Company (the “Board”), to inform the holders (“Stockholders”) of common stock, par value $0.0001 per share (the “Common Stock”), as of November 30, 2018, of an action approved by written consent (the “Written Consent”) of holders of shares of Common Stock representing approximately 58.13% of the total issued and outstanding shares of Common Stock.

Action by Written Consent

The following resolutions were approved by holders of shares of Common Stock representing approximately 58.13% of the total issued and outstanding shares of Common Stock pursuant to the Written Consent, in lieu of a special meeting (the “Resolutions”):

(1)	the election of each of Messrs. Zvi Yemini, Yossef De-Levy and Oren Traitsman to serve as a director of the Company;
(2)	the adoption of the first amended and restated certificate of incorporation (the “Restated Charter”);
(3)	the adoption of the amended and restated Bylaws (the “Restated Bylaws”);
(4)	advisory vote on executive compensation;
(5)	advisory vote on the frequency of future non-binding votes on compensation; and
(6)	the approval and ratification of the appointment of our independent auditors.

This Information Statement is being furnished to all of our Stockholders in accordance with Section 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules promulgated by the U.S. Securities and Exchange Commission (the “SEC”) thereunder, solely for the purpose of informing our Stockholders of the Resolutions taken by the Written Consent before they become effective.

The Board has fixed the close of business on November 30, 2018, as the record date (the “Record Date”) for the determination of Stockholders who are entitled to receive this Information Statement. This Information Statement will be mailed on or about [_________], 2018 to Stockholders of record as of the Record Date.

Pursuant to the Written Consent, on November 30, 2018, holders of shares of Common Stock representing approximately 58.13% of the total issued and outstanding shares of Common Stock approved the Resolutions. The Resolutions were unanimously approved by our Board on November 27, 2018 and attached hereto as Exhibit A.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY

ABOUT THE INFORMATION STATEMENT

What is the Purpose of the Information Statement?

Section 228 of the DGCL provides that the written consent of the holders of outstanding shares of Common Stock having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted can approve an action in lieu of conducting a special stockholders’ meeting convened for the specific purpose of such action. The DGCL, however, requires that in the event an action is approved by written consent, a company must provide prompt notice of the taking of any corporate action without a meeting to the stockholders of record who have not consented in writing to such action and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of holders to take the action were delivered to a company.

This Information Statement is being furnished to you pursuant to Section 14C of the Securities Exchange Act of 1934, as amended, to notify our Stockholders of certain corporate actions taken by the holders of shares of Common Stock representing approximately 58.13% of the total issued and outstanding shares of Common Stock as of November 30, 2018 pursuant to the Written Consent. In order to eliminate the costs and management time involved in obtaining proxies and in order to effect the Resolutions as early as possible to accomplish the purposes hereafter described, the Board elected to seek the written consent of the holders of shares of Common Stock to reduce the costs and implement the Resolutions in a timely manner.

Who is Entitled to Notice?

Each outstanding share of Common Stock as of record on the Record Date is entitled to notice of the Actions to be taken pursuant to the Written Consent.

What Vote is Required to Approve the Resolutions?

As of the Record Date, there were 33,212,036 shares of our Common Stock issued and outstanding. There are no shares of preferred stock outstanding. Pursuant to Section 228 of the DGCL, at least a majority of the Common Stock, or at least 16,606,019 votes, are required to approve the Resolutions by written consent.

Our majority stockholders consist of Y.M.Y Industry Ltd., Marius Nacht, Microdel Ltd., Ran Tuttnauer Family Ltd. and Oren Traistman, directly and through Traistman Radziejewski Fundacja Ltd. (collectively, the “Majority Stockholders”). As of the Record Date, the Majority Stockholders held 19,304,977 shares of Common Stock (and therefore having 58.13% of all outstanding Common Stock), have voted in favor of the Resolutions thereby satisfying the requirement that at least a majority of the Common Stock vote in favor of a corporate action by written consent. Therefore, no other stockholder consents will be obtained in connection with this Information Statement.

Name of Majority Stockholders	Number of Shares of Common Stock that Voted in Favor of the Resolutions	Percentage of Common Stock that Voted in Favor of the Resolutions
Y.M.Y Industry Ltd.(1)	7,865,206	23.68%
Marius Nacht	4,736,619	14.26%
Microdel Ltd.	3,095,772	9.32%
Ran Tuttnauer Family Ltd.	1,937,985	5.84%
Oren Traistman (2)	1,669,395	5.03%

(1)	Zvi Yemini, the chairman of our board of directors a director of the Company, is the sole shareholder and of Y.M.Y Industrys Ltd.
(2)	Includes 1,262,085 shares of Common Stock held by Traistman Radziejewski Fundacja Ltd. and 405,310 shares of Common Stock held directly by Oren Traistman. Oren Traistman is the chief executive officer of Traistman Radziejewski Fundacja Ltd.

Personal interest of directors and nominees to election as directors

Each person up for election in Resolution No. 1 has a personal interest in approving Resolutions 4 and 5 by virtue of each of them being compensated by us as described under “Executive Compensation” below.

Do I have appraisal rights?

Neither the DGCL nor our Certificate of Incorporation provide our Stockholders with appraisal rights in connection with any of the Resolutions discussed in this Information Statement.

LEGAL PROCEEDINGS

We know of no material, active or pending legal proceedings against our Company, nor of any proceedings that a governmental authority is contemplating against us. We know of no material proceedings to which any of our directors, officers, affiliates, owner of record or beneficially of more than five percent of our voting securities or security holders is an adverse party or has a material interest adverse to our interest.

RELATED PARTY TRANSACTIONS

a. On May 31, 2015, we entered into a consulting agreement with Mr. Yossef De-Levy, a member of our Board. Pursuant to the consulting agreement, Mr. De-Levy receives a gross monthly amount of NIS 10,000 (approximately $2,900). The foregoing payment is in addition to and independent of the fee that Mr. De-Levy is entitled to for continued services as a member of the Board.

b. On May 31, 2015, we entered into a consulting agreement with an entity affiliated with Yossef De-Levy. The monthly amount payable to the entity is NIS 10,000 (approximately $2,900).This agreement was terminated in November 1, 2016.

c. On December 31, 2015, we entered into a consulting agreement with Zvi Yemini, our Chairman of the Board and with his affiliated entity Y.M.Y Industry Ltd. Pursuant to the consulting agreement, Mr. Yemini receives a gross monthly amount of NIS 24,000 (approximately $6,200). The foregoing payment is in addition to and independent of the fee that Mr. Yemini is entitled to for continued services as a member of the Board. On February 22, 2017, we signed an amendment to the original agreement with Zvi Yemini and with his affiliated entity Y.M.Y Industry Ltd.. According to the amendment, Mr. Yemini’s monthly payment was increased to NIS 45,000 (approximately $13,000) starting February 2017.

d. On July 31, 2016, we entered into a consulting agreement with Mr. Oren Traistman, a member of the Board. Pursuant to the consulting agreement, Mr. Traistman receives a gross monthly amount of NIS 10,000 (approximately $2,900).

e. On January 9, 2017, we entered into subscription agreements with several investors, including Y.M.Y Industry Ltd., an affiliated entity of Mr. Zvi Yemini, our Chairman of the Board, pursuant to which we issued and sold to Y.M.Y Industry Ltd. 207,039 shares of Common Stock at a price per share of $0.483 for an aggregate consideration of $100,000.

f. On October 17, 2017, we entered into an Advance Investment Agreement (the “Advance Investment Agreement”) with Y.M.Y Industry Ltd. and Traistman Radziejewski Fundacja Ltd. Pursuant to the Advance Investment Agreement, Y.M.Y Industry Ltd. and Traistman Radziejewski Fundacja Ltd. provided us with a bridge investment in the aggregate amount of $250,000 (the “Investment Amount”). The Investment Amount will be immediately payable upon the consummation of an Asset Purchase Agreement with Natur (the “Asset Purchase Agreement”, see note 13a), provided the consummation of which occurs prior to or on December 31, 2017 (the “Trigger Date”) or upon other insolvency events of the Company, as described in the agreement. In the event that we have not consummated the Asset Purchase Agreement prior to or on the Trigger Date, then the entire outstanding Investment Amount will be automatically converted into shares of Common Stock, par value $0.0001 per share (the “Shares”) on the first business day following the Trigger Date, at a price per share as defined in the Advance Investment Agreement. The Investment amount will also be converted into Shares upon a Deemed Liquidation Event (as defined in the Advance Investment Agreement).

On November 14, 2017, the entire outstanding Investment Amount was converted into 1,116,071 shares of Common Stock.

g. On June 28, 2018, we entered into a subscription agreement with Ran Tuttnauer Family Ltd., an affiliated party of Ran Tuttnauer, a board observer and a member of our advisory board, pursuant to which we issued 645,995 shares of Common Stock at a purchase price of $0.387 and warrants to purchase up to 416,667 shares of stock with an exercise price of $0.60, exercisable until June 28, 2019, for a total consideration of $250,000.

h. On July 16, 2018, our board of directors of appointed Mr. Doron Biran as our chief executive officer and our wholly-owned subsidiary Novomic Ltd. Pursuant to the his services agreement, Mr. Biran, will receive a monthly retainer of NIS 52,000 (approximately $14,300) plus VAT. In the event of a capital raise exceeding $1 million Mr. Biran will be entitled to an increased retainer in the amount of NIS 65,000 (approximately $17,900). Furthermore, upon the earlier of either 24 months from the effective date his engagement, or a capital raise exceeding $5 million and listing of the Company on the Nasdaq Stock Market, Mr. Biran shall become an employee of the Company and shall receive a base salary of NIS 60,000 as well as NIS 5,000 for automobile expenses (approximately $1,650) and other customary social benefit.

In addition, pursuant to his agreement Mr. Biran is entitled to options to purchase 870,958 shares of Common Stock (the “Options”). The Options will vest over a period of four years in quarterly increments, commencing on June 11, 2018, subject to continued provision of services by Mr. Biran. The Options will accelerate and become fully vested in the event of a merger or acquisition of the Company at a valuation exceeding $50 million or in the event our traded value exceeds $50 million (each, an “Acceleration Event”), provided that Mr. Biran provided his services to us for a period of at least 12 months prior to the Acceleration Event. The exercise price of each Option is $0.279, equal to the volume weighted average price of our Common Stock during 30 day the period prior to the execution of Mr. Biran’s services agreement.

i. On August 8, 2018, we entered into a subscription agreement with Y.M.Y Industry Ltd., an affiliated entity of Mr. Zvi Yemini, our chairman of the board of directors, or the YMY 2018 Agreement, pursuant to which we issued 645,995 shares of Common Stock at a purchase price of $0.387 and warrants to purchase up to 416,667 shares of stock with an exercise price of $0.60, exercisable until June 28, 2019, for a total consideration of $250,000.

j. On August 8, 2018, we entered into a subscription agreement with Traistman Radziejewski Fundacja Ltd., an affiliated party of Oren Traistman, a board member, pursuant to which we issued 258,398 shares of Common Stock at a purchase price of $0.387 and warrants to purchase up to 166,667 stock with an exercise price of $0.60, exercisable until June 28, 2019, for a total consideration of $250,000.

k. During 2018, we granted certain stock options to related parties, as follows:

-	83,393 options to Ran Tuttnauer Family Ltd., an affiliated party of Ran Tuttnauer, a board observer and a member of our advisory board, exercisable to purchase 83,393 shares of Common Stock, at an exercise price of $0.0001 per option. The options will be vested in accordance with the following vesting periods: 25% of the options will be exercisable on January 1, 2019, and the remaining 75% will be considered exercisable at the end of each subsequent three-month period thereafter, over the course of 12 quarters

-	436,349 options to Gilad Enterprises Ltd., an affiliated party of Haim Lampert, a former board member, exercisable to purchase 436,349 shares of Common Stock, at an exercise price of $0.387 per option. The options will be vested in accordance with the following vesting periods: 33.33% of the options will be exercisable on January 1, 2019, and the remaining 66.67% will be considered exercisable at the end of each subsequent three-month period thereafter, over the course of eight quarters. Mr. Haim Lampert resigned from his position as a board member on November 14, 2018, effective immediately, and the options granted to Gilad Enterprises Ltd. have expired.

l. On September 9, 2018, we appointed Mr. Nir Shemesh as the new chief financial officer of the Company and our wholly-owned Israeli subsidiary, Novomic Ltd. Pursuant to his agreement, Mr. Shemesh will receive a monthly salary of NIS 25,000 (approximately $6,900). Mr. Shemesh will also be entitled to a company car and reimbursement of expenses. In addition, we will contribute certain amounts towards certain pension, severance, disability and tax-advantaged savings for Mr. Shemesh (including contributions to a manager’s insurance policy or pension fund, and a study fund). Mr. Shemesh may also be eligible for an annual bonus in an amount equal to up to NIS 35,000 (approximately $9,600), subject to achievement of the Registrant of operational profit of $1,000,000. Mr. Shemesh shall receive options to purchase Common Stock constituting 1% of our outstanding stock as of the date of the agreement. The options shall vest over a period of four years, subject to continued provision of services by Mr. Shemesh. The agreement contains, among other things, a confidentiality obligation, a covenant not to compete, and an assignment of inventions.

m. On October 28, 2018, we entered into an amendment to the YMY 2018 Agreement. Pursuant to the amendment, Y.M.Y Industry Ltd. increased its initial investment by an additional amount of $250,000 to a total investment amount of $500,000 in consideration for the issuance of a total of 1,915,708 shares of common stock at a price per share of $0.261. In addition, the investor was issued additional warrants to purchase up to 416,667 shares of common stock with an exercise price of $0.6, exercisable until October 27, 2019.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS.

The following table sets forth certain information known to us regarding beneficial ownership of shares of our Common Stock as of the Record Date by:

●	each of our directors;

●	each of our named executive officers;

●	all of our executive officers and directors as a group; and

●	each person, or group of affiliated persons, known to us to be the beneficial owner of more than 5% of our outstanding shares of Common Stock.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting and investment power with respect to the securities. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options or warrants held by that person that are currently exercisable or exercisable within 60 days of the Record Date are deemed outstanding. Such shares, however, are not deemed outstanding for purposes of computing the percentage ownership of any other person. To our knowledge, except as indicated in the footnotes to this table and subject to community property laws where applicable, the persons named in the table have sole voting and investment power with respect to all shares of our Common Stock shown opposite such person’s name. The percentage of beneficial ownership is based on 33,212,036 shares of our Common Stock outstanding as of the Record Date. Unless otherwise noted below, the address of the persons and entities listed in the table is c/o TechCare Corp. 1140 Avenue of the Americas, New York, NY 10036.

The beneficial owners of all issued shares have voting rights over such shares, whether or not such owners have dispositive powers with respect to the shares, and such shares are included in each person’s beneficial ownership amount. For the avoidance of doubt, if a beneficial owner does not have dispositive powers with respect to certain shares, each such person maintains voting control over these shares, and such shares are included in the determination the person’s beneficial ownership amount.

Name of Beneficial Owner	Common Stock Beneficially Owned	Percentage of Common Stock Owned
Principal Stockholders:
Zvi Yemini (1)	9,192,744	26.6%
Marius Nacht(2)	5,569,952	16.4%
Microdel Ltd (3)	3,220,100	9.7%
Oren Traistman(4)	2,357,127	7.0%
Ran Tuttnauer Family Ltd.(5)	2,354,652	7.0%

Executive Officers and Directors:
Doron Biran	-	-
Nir Shemesh	-	-
Zvi Yemini(1)	9,192,744	26.6%
Oren Traistman(4)	2,357,127	7.0%
Yossef De Levy(6)	504,772	1.5%
All directors and executive officers as a group (six persons)	12,054,643	33.9%

* Less than 1%.

(1)	Includes 7,865,206 shares of Common Stock and 833,333 warrants to purchase shares of Common Stock and 494,204 options to purchase shares of Common Stock exercisable within 60 days of the Record Date held by Y.M.Y Industry Ltd., an entity controlled by Mr. Zvi Yemini. The address of Y.M.Y Industry Ltd. is 38 Yefet St., Tel-Aviv, Israel.

(2)	Includes 4,736,619 shares of Common Stock and 833,333 warrants to purchase shares of Common Stock exercisable within 60 days of the Record Date. The address of Marius Nacht is 18 Yehezkel St., Tel Aviv-Yafo 6259524.

(3)	Includes 3,095,772 shares of Common Stock held by Microdel Ltd. and 124,328 shares of Common Stock held by Microdel Idea Center Ltd., a subsidiary of Microdel Ltd. The address of Microdel Ltd. is 63 Dan St., Modi’in-Maccabim-Re’ut.

(4)	Includes 405,310 shares of Common Stock and 521,065 options to purchase shares of Common Stock exercisable within 60 days of the Record Date held by Oren Traistman and 1,264,085 shares of Common Stock and 166,667 warrants to purchase shares of Common Stock exercisable within 60 days of the Record Date held by Traistman Radziejewski Fundacja Ltd. Oren Traistman is the chief executive officer of Traistman Radziejewski Fundacja Ltd. The address of Oren Traistman is 15A Yahalom St., Shoam, Israel.

(5)	Includes 1,937,985 shares of Common Stock and 416,667 warrants to purchase shares of Common Stock exercisable within 60 days of the Record Date held by Ran Tuttnauer Family Ltd.. The address of Ran Tuttnauer Family Ltd. is 28 Radak St., Jerusalem.

(6)	Includes 221,304 shares of Common Stock and 283,468 options to purchase shares of Common Stock exercisable with 60 days of the Record Date.

EXECUTIVE COMPENSATION

The table below provides certain information concerning the compensation for services rendered to us during the years ended December 31, 2017 and 2016 by all individuals who served as our Chief Executive Officer during any part of the year ended December 31, 2017. We had no other individuals who received compensation of more than $120,000 during the year ended December 31, 2017.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Option Awards ($)(3)	All other compensation ($)	Total ($)
Shlomi Arbel, former chief executive officer(4)	2017	138,680	-	485,272	-	623,952
	2016	36,395	-	-	-	36,395

Zvi Yemini, chairman of the board of directors(5)(6) and former chief executive officer	2017	155,754	-	-	-	155,754
	2016	74,880	-	162,309	-	237,189

(1) Represents monthly retainer payments.

(2) Represents one-time discretionary cash bonuses to each of the executive officers.

(3) Represents stock-based compensation.

(4) As previously disclosed, on March 7, 2018, our board of directors accepted the resignation of Mr. Shlomi Arbel effective as of June 4, 2018.

(5) As previously disclosed, on March 7, 2018, our board of directors resolved to appoint Mr. Zvi Yemini as chief executive officer instead of Mr. Shlomi Arbel, as of June 5, 2018 and until July 15, 2018.

(6) As previously disclosed, On July 16, 2018, Mr. Doron Biran was appointed by our board of directors as our chief executive officer

Executive Services and Employment Agreements

We have entered into an employment agreement with our chief financial officer, Nir Shemesh. In addition, we have entered into services agreements with each of Doron Biran, our current chief executive officer, Shlomi Arbel, our former chief executive officer, and Tzahi Geld, our former chief financial officer. The following are descriptions of the material terms of our executive officers’ services and employment agreements. We have also entered into a services agreement with Mr. Zvi Yemini, our chairman of the board of directors and former chief executive officer who his agreement is also described below due to his inclusion in the table above.

Services Agreement with Doron Biran

In July 2018, we entered into a service agreement with Mr. Doron Biran, our chief executive officer, for an unlimited term, pursuant to which, effective as of July 16, 2018, Mr. Biran will receive a monthly retainer of NIS 52,000 (approximately $14,300) plus VAT. Under the terms of the agreement, in the event of a capital raise exceeding $1,000,000, Mr. Biran will be entitled to retainer increase to a total of NIS 65,000 (approximately $17,900). Furthermore, upon the earlier of either 24 months from the effective date of the agreement, or a capital raise exceeding $5,000,000 and our listing on the Nasdaq Stock Market, Mr. Biran shall become our employee and shall receive a base salary of NIS 60,000 as well as NIS 5,000 for automobile expenses (approximately $16,500) and other customary social benefits. Mr. Biran will be reimbursed for customary out-of-pocket expenses incurred as a part of performing his role in accordance with our reimbursement policy.

In addition, under his agreement, Mr. Biran is eligible to receive a grant of options to purchase 870,958 shares of Common Stock with an exercise price of $0.0001. When granted, the options shall vest over a period of four years in quarterly increments, commencing on June 11, 2018, subject to continued provision of services by Mr. Biran in accordance with the agreement. The Options shall accelerate and become fully vested in the event of a merger or acquisition at an evaluation exceeding $50,000,000, or in the event that the our traded value exceeds $50,000,000 (each, “Acceleration Event” and together “Acceleration Events”), provided that Mr. Biran provided his services for at least 12 months prior to the Acceleration Event. The exercise of each option shall be equal to the 30-day volume weighted average price of our Common Stock. Once the our annual operating income exceeds $1,000,000, Mr. Biran shall be entitled to a retroactive annual bonus of up to four times his monthly retainer for that year, subject to approval of our board of directors. In the event that Mr. Biran facilitates an investment in or purchase of our securities, in whole or in part, he shall be entitled to a fee totaling 5% of the investment or purchase price. We also provided Mr. Biran and those working on his behalf with directors and officers insurance in all the relevant fields, including product liability and securities insurance.

Employment Agreement with Nir Shemesh

On September 9, 2018, we entered into an employment agreement Nir Shemesh, our chief financial officer. Pursuant to which Mr. Shemesh will receive a monthly salary of NIS 25,000 (approximately $6,900). Mr. Shemesh will also be entitled to a company car and reimbursement of expenses. In addition, we will contribute certain amounts towards certain pension, severance, disability and tax-advantaged savings for Mr. Shemesh (including contributions to a manager’s insurance policy or pension fund, and a study fund). Mr. Shemesh may also be eligible for an annual bonus in an amount equal to up to NIS 35,000 (approximately $9,600), subject to achievement of the Company of operational profit of $1,000,000. Mr. Shemesh shall receive options to purchase Common Stock constituting 1% of our outstanding stock as of the date of the Agreement (the “Options”). The Options shall vest over a period of four years in annual increments, subject to continued provision of services by Mr. Shemesh. The agreement contains, among other things, a confidentiality obligation, a covenant not to compete, and an assignment of inventions.

Services Agreement with Shlomi Arbel

On February 5, 2017, we entered into a services agreement with Mr. Shlomi Arbel, our former chief executive officer. Pursuant to the agreement Mr. Arbel was entitled to receive a gross monthly fee in the amount of NIS 40,000 (approximately $11,650). In addition, Mr. Arbel was entitled to a company car and a mobile phone. On March 7, 2018, Mr. Arbel notified the Board on his resignation effective as of June 4, 2018. On June 20, 2018 (effective as of July 1, 2018), we entered into a new services agreement with Mr. Arbel, pursuant to which Mr. Arbel was entitled to a monthly fee of NIS 16,500 (approximately $4,500) for services rendered. The new services agreement was amended on August 20, 2018 (effective as of September 1, 2018), and Mr. Arbel’s monthly fee was increased to NIS 24,000 (approximately $6,600). Mr. Arbel’s new services agreement contains customary provisions regarding non-competition, confidentiality of information and assignment of inventions.

As of September 30, 2018, Mr. Arbel held options to purchase 748,251 shares of Common Stock with an exercise price of $0.0001, all of which are fully vested.

Services Agreement with Tzahi Geld

On July 30, 2017, we entered into a services agreement with Guberman Accounting and Finance Group, or Guberman. Pursuant to the services agreement, Guberman provides us with bookkeeping, payroll, administrative, controller and reporting services for a fee of NIS 23,000 (approximately $6,700) plus value added tax.

Services Agreement with Y.M.Y Industry Ltd.

On December 31, 2015, we entered into a services agreement with Y.M.Y Industry Ltd., an entity controlled by Mr. Zvi Yemini, our chairman of the board of directors, as amended on February 22, 2017. Pursuant to the services agreement Mr. Yemini is entitled to receive a gross monthly fee in the amount of NIS 45,000 (approximately $12,980) in consideration for providing management services to us. The foregoing payment is in addition to and independent of any potential fees that Mr. Yemini may be entitled to receive for his services as a member of our board of directors.

Director’s Compensation

Our directors are not entitled to receive compensation for service rendered to us in their capacity as directors except for reimbursement of out-of-pocket expenses and there is no formal or informal arrangements or agreements to compensate directors for service provided as a director. Notwithstanding we have entered into services agreements with Zvi Yemini, through Y.M.Y Industry Ltd. as described above, Mr. Oren Traistman, and Mr. Yossef De-Levy and Mr. Haim Lampert, a former director, through Gilad Enterprises Ltd.

The following table provides certain information concerning the compensation for services rendered in all capacities by each director serving on our board of directors during the year ended December 31, 2017, other than Mr. Zvi Yemini, our chairman of the board of directors, who did not receive additional compensation for his services as a director and whose compensation is set forth in the summary compensation table above.

Name	Fee Earned or Paid in Cash($)	Option Awards($)(1)	All Other Compensation($)	Total ($)
Mordechai Bignitz(2)	-	-	-	-
Oren Traistman	34,612	390,798	-	425,410
Yossef De Levy	34,612	-	-	34,612

(1) Represents stock-based compensation.

(2) Mr. Mordechai Bignitz resigned from our board of directors on February 20, 2018.

Services Agreement with Oren Traitsman

On July 31, 2016, we entered into a services agreement with Mr. Oren Traistman, a member of our board of directors. Pursuant to the services agreement, Mr. Traistman is entitled to receive a gross monthly fee in the amount of NIS 10,000 (approximately $2,885) in consideration for providing services to us. The foregoing payment is in addition to and independent of any potential fees that Mr. Traitsman may be entitled to for continued services as a member of our board of directors.

Services Agreement with Yossef De-Levy

On November 11, 2014, we entered into a services agreement with Mr. Yossef De-Levy, a director, as amended on May 31, 2015, pursuant to which Mr. De-Levy receives a gross monthly amount of NIS 10,000 (approximately $2,885). The foregoing payment is in addition to and independent of any potential fees that Mr. De-Levy may be entitled to for continued services as a member of our board of directors.

Letter of Appointment to the Advisory Board with Gilad Enterprises Ltd.

In January 2018, we executed letter of appointment to the advisory board with Gilad Enterprises Ltd., an entity controlled by Mr. Haim Lampert, a former member of the board of directors. Pursuant to the letter Gilad Enterprises Ltd. is entitled to receive a monthly fee in the amount of $4,000 plus VAT and options to purchase 436,349 shares of our Common Stock in consideration for providing advisory services to us. Mr. Haim Lampert resigned from his position as a board member on November 14, 2018, effective immediately, and the options granted to Gilad Enterprises Ltd. have expired.

Golden Parachute Compensation

We do not currently have any agreement or understanding, whether written or unwritten, between us and our named executive officers, concerning any type of compensation, whether present, deferred or contingent, that is based on or otherwise relates to an acquisition, merger, consolidation, sale or other disposition of all or substantially all our assets.

Equity Compensation Plan

2017 Employee Incentive Plan

In 2017 we adopted the 2017 Employee Incentive Plan, or the 2017 Plan, which became effective as of January 1, 2017 by the action of our board of directors. The 2017 Plan provides for the grant of stock awards and stock options to any employee, director, officer, consultant, or advisor of the Company, or such other persons who provided bona fide services to us as shall be determined by a committee designated by the board of directors followed by the approval of the board of directors; however, if the committee is composed of a majority of the persons then comprising the board of directors, the approval of the board of directors shall not be necessary. If no committee is designated by our board of directors, the 2017 will be administered by our board of directors. As of the date of this annual report our board of directors has not designated a committee to administer the 2017 Plan.

The total number of shares of Common Stock reserved for issuance under the 2017 Plan, either directly as stock awards or underlying options is 4,853,169 shares of Common Stock. The total number of shares of Common Stock reserved for such issuance may be increased only by a resolution adopted by the board of directors and amendment of the 2017 Plan. As of September 30, 2018, there were outstanding options to purchase 3,545,862 shares of Common Stock. Awards under the 2017 Plan may be granted until December 31, 2020.

The terms of under which a stock award or option is granted under the 2017 Plan shall be set forth in a written agreement, which shall be determined by the committee or the board of directors, and set forth in an award agreement.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth information concerning outstanding equity awards as of December 31, 2017, for each named executive officer:

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Un-exercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options	Option Exercise Price ($)	Option Expiration Date	Number of shares or units of stock that have not vested	Market value of shares of units of stock that have not vested	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested
Shlomi Arbel	481,882	-	-	$0.0001	3/13/2022	-	-	-	-
Shlomi Arbel	266,369	-	-	$0.0001	9/3/2022	-	-	-	-
Zvi Yemini (1)	494,204	-	-	$0.0001	3/13/2022	-	-	-	-

(1) All the options are held by Y.M.Y Industry Ltd.

DIRECTORS AND EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Our directors hold office until the next annual general meeting of the Stockholders or until their successors are elected and qualified. Our officers are appointed by our board of directors and hold office until the earlier of their death, retirement, resignation, or removal.

The following table sets forth the names and ages of the members of our board of directors and our executive officers and the positions held by each as of November 30, 2018.

Name	Age	Title
Doron Biran	50	Chief Executive Officer

Nir Shemesh	33	Chief Financial Officer

Zvi Yemini	66	Chairman of the Board

Oren Traistman	47	Director

Yossef De Levy	65	Director

Doron Biran, serves as our chief executive officer since July 2018. Mr. Biran has over 23 years of experience in senior management and board of director positions, including experience in fields such as marketing, sales, operations and finance. Mr. Biran served in a number of capacities in the finance and business departments of Motorola Solutions Israel Ltd. During 2013-2018, Mr. Biran served as the CFO of Motorola in Israel and led the finance, procurement and administration for Motorola Solutions Israel Ltd. in Israel and Africa. Between 2010-2012, Mr. Biran served as VP Operations of Motorola Solutions Israel Ltd. during which he led the company’s business operations in Israel and Africa. Mr. Biran holds a B.A in Economics from Tel Aviv University, an M.B.A. from Ben Gurion University and a Chief Risk Officer Certificate from the College of Management.

Nir Shemesh, serves as our chief financial officer since September 9, 2018. Mr. Shemesh served as a consolidation and financial reporting manager at a private hi-tech company from 2015 to 2018. From 2011 to 2015, Mr. Shemesh served in several positions at Somekh Haikin, a member firm of KPMG, the last being a senior consultant in the risk management and internal audit department. Mr. Shemesh also serves as a lecturer and teaching assistant at the College of Management Academic Studies in Rishon Lezion, Israel. Mr. Shemesh holds a B.A in accounting and risk management, an M.B.A in accounting financing from the College of Management Academic Studies in Rishon Lezion, Israel, and is a certified public accountant in Israel.

Zvi Yemini, serves as our chairman of the board of directors since August 2016. Mr. Yemini served as our chief executive officer from October 2016 until August 2017. Mr. Yemini founded ZAG Industries Ltd. (“ZAG”), an Israeli-based company that designs, develops, manufactures and markets plastic consumer products, in 1987 and served as its Chief Executive Officer until 2000, and as its chairman until 2006. Mr. Yemini has over 25 years of industry experience in technology, manufacturing and marketing. In 2002, Mr. Yemini co-founded Hydro Industries Ltd., an Israeli based company engaged in the development and marketing of garden equipment powered by water. Mr. Yemini served as its chairman from 2002 to 2011. Since 2011, Mr. Yemini has also served as the chairman Shenkar Design College, a public college in Ramat Gan, Israel that provides Israeli industrial companies with qualification and research and development services. Since 2002, Mr. Yemini has also served as the chairman of the Tel-Aviv Trade Fairs & Convention Center. Mr. Yemini holds a B.A in Industrial Engineering from the Technion Israel Institute of Technology and an Executive M.B.A. from Tel-Aviv University and a M.A. in Marketing from Baruch College in New York.

Oren Traistman, serves as our director since October 2016. Mr. Traistman is an investor and director in several corporations with over 15 years of investment management, underwriting and strategic consultancy: APX Ltd., an Israeli company engaged in the development and commercialization of medical devices for cataract surgeries; Cathworks Ltd., an Israeli company engaged in the development and commercialization of software for Heart catheterization display; Enox Ltd., an Israeli company engaged in the development and commercialization of sterilization solutions for catheters. Mr. Traistaman is also a partner in Egoz Finance and Shares Issuers Ltd., a leading financial company in Israel engaged in institutional investments and underwriting. Mr. Traistman holds an MBA from the Hebrew University in Jerusalem, Israel.

Yossef De Levy, serves as our director since October 2016. Mr. De Levy is an inventor, entrepreneur, and director with over 40 years of experience in company management, product development and manufacturing. In 1987, after owning and operating his own construction company for 16 years with over 70 employees, he established Games & Sports Ltd., a leading Israeli and European manufacturer of playground equipment, employing 120 workers and with over 50% of the Israeli market. Games & Sports Ltd. was acquired by Gaon-Holdings in 2002 after reaching annual revenues of $15 million. At the same time, Mr. De Levy voluntarily served as manager of the Erez Industrial zone and which employed 4,000 individuals from the Gaza Strip. In 2003, he founded Hydro Technologies Inc. together with major investors, Steff Verthaimer and Zvi Yemini. Hydro Technologies Inc. sold its US marketing rights to Suncast after reaching $25M in revenues. In 2004, Mr. De Levy established Microdel, an incubator for new ideas. To date, Microdel is a holding company with 15 subsidiaries working in 3 sectors: healthcare, consumer products and fish farming as well as a principal stockholder of the Company.

Family Relationships

There are no family relationships between any members of our executive management and our directors.

Committees of the Board of Directors

We do not presently have a separately constituted audit committee, compensation committee, nominating committee, executive committee or any other committees of our board of directors. As such, our entire board of directors acts as our audit committee.

NASDAQ Rule 5605

The NASDAQ Rule 5605, which sets forth several tests to determine whether a director of a listed company is independent, provides that a director would not be considered independent if the director or an immediate family member accepted any compensation from the listed company in excess of $120,000 during any period of 12 consecutive months within the three years preceding the determination of independence (excluding compensation for board or board committee service, compensation paid to an immediate family member as a non-executive employee, benefits paid under a tax-qualified retirement plan and non-discretionary compensation).

Director Independence.

In determining whether or not our directors are considered independent, we used the definition of independence as defined in NASDAQ Rule 5605. Based on that definition we believe that our non-executive directors are independent.

Directors’ Term of Office.

Our directors are elected to serve until the next annual meeting of stockholders and until their respective successors will have been elected and will have qualified.

Audit Committee and Financial Expert, Compensation Committee, Nominations Committee.

We do not have any of the above mentioned standing committees because our corporate financial affairs and corporate governance are simple in nature at this stage of development and each financial transaction is approved by our chief executive officer or board of directors.

Code of Ethics.

We do not currently have a Code of Ethics because we have limited business operations and we believe a code of ethics would have limited utility at this stage. We intend to adopt such code of ethics as our business operations expand and we have more directors, officers, and employees.

Potential Conflicts of Interest.

Since we do not have an audit or compensation committee comprised of independent directors, the functions that would have been performed by such committees are performed by our board of directors. Thus, there is a potential conflict of interest in that our directors have the authority to determine issues concerning management compensation, in essence their own, and audit issues that may affect management decisions. We are not aware of any other conflicts of interest with any of our executives or directors.

Board’s Role in Risk Oversight.

The board of directors assesses on an ongoing basis the risks that we face. These risks include financial, technological, competitive, and operational risks. In addition, since we do not have an audit committee, the board of directors is also responsible for the assessment and oversight of the our financial risk exposures.

Involvement in Certain Legal Proceedings.

We are not aware of any material legal proceedings that have occurred within the past ten years concerning any director or control person which involved a criminal conviction, a pending criminal proceeding, a pending or concluded administrative or civil proceeding limiting one’s participation in the securities or banking industries, or a finding of securities or commodities law violations.

Section 16(a) Compliance

Section 16(a) of the Securities and Exchange Act of 1934 requires the our directors, executive officers, and persons who own beneficially more than ten percent (10%) of the Registrant’s Common Stock, file reports of ownership and changes of ownership with the Securities and Exchange Commission. Copies of all filed reports are required to be furnished to us pursuant to Section 16(a). Based solely on the reports we received and on written representations from reporting persons, we were informed that our officers, directors and ten percent (10%) stockholders have not filed reports required to be filed under Section 16(a), other than our chief executive officer, Mr. Doron Biran, our chief financial officer, Nir Shemesh, Y.M.Y Industry Ltd. and Zvi Yemini.

ACTIONS TAKEN BY WRITTEN CONSENT OF THE MAJORITY CONSENTING STOCKHOLDERS

ACTION I

ELECTION OF EACH OF MESSRS. ZVI YEMINI, YOSSEF DE-LEVY, AND OREN TRAITSMAN TO SERVE AS A DIRECTOR OF THE CORPORATION

On November 27, 2018, the Board and on November 30, 2018, the holders of shares of Common Stock representing approximately 58.13% of the total issued and outstanding shares of Common Stock approved the election of each of Messrs. Zvi Yemini, Yossef De-Levy and Oren Traitsman to serve as a director of the Company.

Each director will hold office until the next annual general meeting of our Stockholders.

Biographical information concerning the directors who were reelected and the information related to their compensation is set forth above.

ACTION II AND III

ADOPTION OF THE FIRST AMENDED AND RESTATED CERTIFICATE OF INCORPORATION AND AMENDED AND RESTATED BYLAWS

On November 27, 2018, the Board and on November 30, 2018, the holders of shares of Common Stock representing approximately 58.13% of the total issued and outstanding shares of Common Stock approved the adoption of the first amended and restated certificate of incorporation (the “Restated Charter”) and amended and restated bylaws (the “Restated Bylaws”).

Purpose of Amendment and Restatement of Charter and Bylaws

The purpose of the amendment and restatement of our certificate of incorporation and bylaws is generally to update and make the documents current and, because we believe that the proposed amendments represent best practices, to improve the quality of our corporate governance.

Our current certificate of incorporation, governs a limited number of corporate governance aspects.

The Restated Charter would govern several corporate governance aspects and will include customary provisions under and subject to the DGCL, which includes among others, provisions related to:

●

Action without a meeting of the Stockholders. Under the Restated Charter any action required or permitted to be taken at any annual or special meeting of stockholders may be taken, among others, without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action to be so taken. Such consent or consents in writing shall be signed by the holders of outstanding stock having a majority of the number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. The proposed article allows the majority of the stockholders to adopt resolutions in lieu of a meeting;

●	Convening of special meetings. Under the Restated Charter special meetings of the stockholders of the Company may be called only by the Board acting pursuant to a resolution approved by the affirmative vote of a majority of the directors then in office, and special meetings of stockholders may not be called by any other person or persons. Further, only those matters set forth in the notice of the special meeting may be considered or acted upon at a special meeting of stockholders of the Company. The proposed article limits stockholders ability to call for, or propose items to be discussed at, a special meeting which may have an anti-takeover effect;

●	The reservation of undesignated preferred stock. Under the Restated Charter the Board or any authorized committee thereof is expressly authorized, among others, to provide for, out of the unissued shares of undesignated preferred stock, the issuance of the shares of undesignated preferred stock, to establish or change from time to time the number of shares of each such series, and to fix the designations, powers, including voting powers, full or limited, or no voting powers, preferences and the relative, participating, optional or other special rights of the shares of each series and any qualifications, limitations and restrictions thereof. The proposed article may result in the creation of a preferred class of shares, having preferred rights that may subject the common stockholders to various preferences such as, among others, dividend and liquidation preferences;

●	The election and removal of directors, number of directors and their terms of office. The Restated Charter provides for, among others, the election and removal of directors, number of directors and their terms of office including provisions stating that the number of the directors of the Company shall be determined by the Board, that the directors will stand for election only at the annual meeting of stockholders, that any and all vacancies in the Board, however occurring, including, without limitation, by reason of an increase in the size of the Board, or the death, resignation, disqualification or removal of a director, shall be filled solely and exclusively by the affirmative vote of a majority of the remaining directors then in office. In addition, directors of the Company may be removed with or without cause, by a majority vote of the outstanding shares of capital stock then entitled to vote at an election of directors. The proposed article limits the stockholders ability to remove directors or appoint directors in the event of vacancy;

●	The grant of authority to the Board to amend the Company’s bylaws; Under the Restated Charter, the bylaws of the Company may be amended or repealed by (i) the Board by the affirmative vote of a majority of the directors then in office or by (ii) at any annual meeting of stockholders, or special meeting of stockholders called for such purpose, by the affirmative vote of at least 75% of the outstanding shares of capital stock entitled to vote on such amendment or repeal, voting together as a single class; provided, however, that if the Board recommends that stockholders approve such amendment or repeal at such meeting of stockholders, such amendment or repeal shall only require the affirmative vote of the majority of the outstanding shares of capital stock entitled to vote on such amendment or repeal, voting together as a single class. By granting the Board the authority to amend the Company’s bylaws, the proposed article may effectively limit the stockholders ability to amend the bylaws;

●	The limitation of liability of directors. Under the Restated Charter, any amendment, repeal or modification of provisions limiting the liability of directors by the stockholders of the Company or by an amendment to the DGCL, shall not adversely affect any right or protection existing at the time of such amendment, repeal or modification with respect to any acts or omissions occurring before such amendment, repeal or modification of a person serving as a director at the time of such amendment, repeal or modification; and

●	Dividends. Dividends may be paid only when and as declared by the Board.

The Restated Charter provides for a detailed mechanism for the election of directors, which was absent in our current certificate of incorporation and which limits the possibility of a non-friendly takeover of the Company. The Restated Charter also governs the filling of vacancies in our Board and the ability to remove directors from office, limiting the ability of our stockholders to nominate and appoint new directors. Further, the Restated Charter authorizes the Board to amend the Restated Bylaws, effectively limiting our stockholders’ ability to amend the Restated Bylaws.

While the Restated Charter may have anti-takeover ramifications, our Board believes that the reasons for such Restated Charter set forth above outweigh any disadvantages. To the extent that such amendment may have anti-takeover effects, such amendment may encourage persons seeking to acquire our company to negotiate directly with the Board, enabling the Board to consider the proposed transaction in a manner that best serves our stockholders’ interests. The Restated Charter has not been made in response to, and is not being presented to deter, any effort to obtain control of us.

The Restated Charter in the form attached hereto as Exhibit B, is incorporated herein by reference in its entirety.

The Restated Bylaws would govern over several corporate governance aspects, will comply with the DGCL and will, include, among others, provisions related to:

●	Stockholders, including, general meetings of the Stockholders and notices thereof, adjournments, quorum requirements, and voting and proxies;

●	directors, including, powers, number and term, qualification, vacancies, removal, resignation, meetings and notices thereof, quorum, actions, committees and compensation. The Restated Bylaws establish advance notice procedures with respect to stockholder proposals and nomination of candidates for election as directors other than nominations made by or at the direction of the Board, providing for a procedure to be followed by the stockholders wishing to nominate a nominee to the Board;

●	officers, including, election, qualification, tenure, resignation and removal; The Restated Bylaws provides the procedure of the appointment of officers, granting the Board the authority to elect and remove officers;

●	capital stock, including, certificate of stocks, transfer of shares, record holders and record date;

●	indemnification of directors and officers and non-officers employees; and

●	general corporate matters, including, seal, execution of instruments, agent, corporate records etc.

The Restated Bylaws are adopted in order to allow for an efficient and cost-saving operation of our Company, allowing the Board to run the Company in an efficient manner.

Under the Restated Bylaws a special general meeting can be called only by a majority vote of our Board, limiting the ability of the stockholders to call for a special general meeting. In addition, under the Restated Bylaws, directors may only be elected at our annual general meeting, limiting the ability of our stockholders to nominate and elect candidates to our Board. Further, under the Restated Bylaws, our Board has the authority to amend the Restated Bylaws by a majority vote whereas an amendment proposal by our shareholders requires a majority vote of the outstanding shares of capital stock, if such proposal is supported by our Board, or a super majority vote of 75% of the outstanding shares of capital stock, if such proposal does not receives our Board’s support, thus limiting the ability of our stockholders to make changes to our Restated Bylaws.

While the Restated Bylaws may have anti-takeover ramifications, our Board believes that the reasons for such Restated Bylaws set forth above outweigh any disadvantages. To the extent that such amendment may have anti-takeover effects, such amendment may encourage persons seeking to acquire our company to negotiate directly with our Board, enabling the Board to consider the proposed transaction in a manner that best serves our stockholders’ interests. The Restated Bylaws has not been made in response to, and is not being presented to deter, any effort to obtain control of us.

The Restated Bylaws in the form attached hereto as Exhibit C, are incorporated herein by reference in their entirety.

No Dissenters’ Rights

Under the DGCL, our Stockholders are not entitled to dissenters’ rights with respect to adoption of the Restated Charter and Restated Bylaws, and we will not independently provide Stockholders with any such right.

ACTION IV

ADVISORY VOTE ON EXECUTIVE COMPENSATION

On November 27, 2018, the Board, and on November 30, 2018, the holders of shares of Common Stock representing approximately 58.13% of the total issued and outstanding shares of Common Stock approved, in accordance with the requirements of Section 14A of the Securities Exchange Act of 1934, as amended and Securities Exchange Act of 1934 Rule 14a-21(a), a non-binding, stockholder advisory vote, of the compensation paid to our named executive officers as disclosed in “Executive Compensation” above.

While the foregoing resolution is non-binding and advisory in nature, our Board intends to consider this resolution in making future compensation decisions.

ACTION V

ADVISORY VOTE ON THE FREQUENCY OF FUTURE NON-BINDING VOTES ON COMPENSATION

On November 27, 2018, the Board, and on November 30, 2018, the holders of shares of Common Stock representing approximately 58.13% of the total issued and outstanding shares of Common Stock approved, in accordance with the requirements of Section 14A of the Exchange Act of 1934 and the related rules of the SEC, a non-binding advisory vote, that the compensation paid to our named executive officers (that is, votes similar to the non-binding advisory vote in Proposal III, above) should occur every three years.

While the foregoing resolution is non-binding and advisory in nature, our Board intends to consider this resolution in making future compensation decisions.

ACTION VI

APPROVAL AND RATIFICATION OF APPOINTMENT OF OUR INDEPENDENT AUDITORS

On November 27, 2018, our Board approved the appointment of Kesselman & Kesselman, a member firm of PricewaterhouseCoopers International Limited, with offices located at Trade Tower, 25 Hamered Street, Tel-Aviv, 68125 Israel, (“Kesselman & Kesselman”) as the our independent registered public accounting firm. We have been advised by Kesselman & Kesselman that it is an independent registered public accounting firm with the PCAOB, and complies with the auditing, quality control and independence standards and rules of the PCAOB.

On November 30, 2018, the holders of shares of Common Stock representing approximately 58.13% of the total issued and outstanding shares of Common Stock approved and ratified the appointment of Kesselman & Kesselman as our independent registered public accounting firm for the fiscal year ending December 31, 2018.

Although stockholder ratification of the appointment of Kesselman & Kesselman is not required by law, this resolution was submitted to our Stockholders for ratification as a matter of good corporate governance. The Board retains the discretion to appoint a different independent auditor at any time if it determines that such a change would be in our and our Stockholders best interests.

The following table presents the fees for professional audit services rendered by Kesselman & Kesselman for the audit of the Registrant’s annual financial statements for the year ended December 31, 2017 and 2016, respectively.

	2016	2017
	($ in thousands)
Audit fees (1)	$39	$58
Audit-related fees (2)	-	28
Tax fees (3)	-	-
All other fees	-	-
Total:	$39	$86

(1)       Audit fees consist of audit and review services, consents and review of documents filed with the SEC.

(2)       Audit-related fees consist of assistance and discussion concerning financial accounting and reporting standards and other accounting issues.

(3)       Tax fees consist of preparation of federal and state tax returns, review of quarterly estimated tax payments, and consultation concerning tax compliance issues.

INFORMATION STATEMENT COSTS

The cost of delivering this Information Statement, including the preparation, assembly and mailing of the Information Statement, as well as the cost of forwarding this material to the beneficial owners of our Common Stock will be borne by us. We may reimburse brokerage firms and others for expenses in forwarding Information Statement materials to the beneficial owners of our Common Stock.

HOUSEHOLDING OF INFORMATION STATEMENT

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” information statements. This means that only one copy of our information statement may have been sent to multiple stockholders in each household. We will promptly deliver a separate copy of either document to any stockholder upon written or oral request to c/o TechCare Corp., 1140 Avenue of the Americas, New York, NY. Any stockholder who wants to receive separate copies of our Information Statement in the future, or any stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact the stockholder’s bank, broker, or other nominee record holder, or the stockholder may contact us at the above address or calling Doron Biran at (646) 380-6645.

By the Order of the Board of Directors

Zvi Yemini
Chairman of the Board of Directors

EXHIBIT A

CONSENT OF THE MAJORITY CONSENTING STOCKHOLDERS OF

TECHCARE CORP.

Action I

WHEREAS, the Board deemed it advisable and in the best interest of the Company and recommended to the stockholders to re-elect each of Messrs. Zvi Yemini, Yossef DeLevy and Oren Traitsman to serve as a director of the Company.

RESOLVED, to re-elect each of Messrs. Zvi Yemini, Yossef De-Levy and Oren Traitsman to serve as a director of the Company.

Action II

WHEREAS, the Board deemed it advisable and in the best interest of the Company and recommended to the stockholders to further amend and restate the Company’s certificate of incorporation currently in effect (“Current COI”) and replace it in its entirety with the amended and restated certificate of incorporation in the form attached hereto as Exhibit A (the “Amended and Restated COI”).

RESOLVED, to amend and restate the Current COI and replace it in its entirely with the Amended and Restated COI.

Action III

WHEREAS, the Board deemed it advisable and in the best interest of the Company and recommended to the stockholders to amend and restate Company’s bylaws (“Current Bylaws”), and replace it in its entirety with the amended and restated bylaws in the form attached hereto as Exhibit B (the “Amended and Restated By-Laws”).

RESOLVED, to amend and restate the Current Bylaws and replace it in its entirely with the Amended and Restated By-laws, effective immediately upon the adoption of the Amended and Restated COI.

Action IV

WHEREAS, the Board deemed it advisable and in the best interest of the Company and recommended to the Stockholder’s to approve a non-binding, stockholder advisory vote, in accordance with the requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) on the compensation paid to the Company’s named executive officers as disclosed in “Executive Compensation” in the Company’s annual report on Form 10-K, filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 2, 2018 (the “Named Executive Officers”), and that in accordance with the requirements of the Exchange Act and the related rules of the SEC, the submission to the stockholders’ approval of a non-binding advisory vote shall occur every three years.

RESOLVED, in accordance with the requirements of the Exchange Act, to approve a nonbinding, stockholder advisory vote, on the compensation paid to the Company’s Named Executive Officers as disclosed in “Executive Compensation” in the Company’s annual report on Form 10-K, filed with the U.S. Securities and Exchange Commission on April 2, 2018.

Action V

FURTHER RESOLVED, in accordance with the requirements of the Exchange Act and the related rules of the SEC that the submission to the stockholders’ approval of a non-binding advisory vote shall occur every three years.

Action VI

WHEREAS, the Board deemed it advisable and in the best interest of the Company and recommended to the stockholders to ratify and approve the appointment of Kesselman & Kesselman, a member firm of PricewaterhouseCoopers International Limited to serve as the independent auditors of the Company (the “Auditors”) for the fiscal year ending on December 31, 2017 and to reappoint the Auditors as the independent auditors of the Company for the year ending on December 31, 2018 and until the next annual general meeting of the Company, and to continue to serve and hold office until its successor shall be duly appointed, and to approve such remuneration, fees, costs and expenses incurred therein, all in accordance with the volume and nature of its services to the Company.

RESOLVED, to ratify and approve the appointment of the Auditors to serve as the independent auditors of the Company for the fiscal year ending on December 31, 2017 and to reappoint the Auditors as the independent auditors of the Company for the year ending on December 31, 2018 and until the next annual general meeting of the Company, and to continue to serve and hold office until its successor shall be duly appointed, and to approve such remuneration, fees, costs and expenses incurred therein, all in accordance with the volume and nature of its services to the Company.

EXHIBIT B

FIRST AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

TECHCARE CORP.

TechCare Corp., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), hereby certifies as follows:

1. The name of the Corporation is TechCare Corp. The date of the filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware was May 26, 2010 (the “Original Certificate”). The name under which the Corporation filed the Original Certificate was ProGaming Platforms Corp.

2. This First Amended and Restated Certificate of Incorporation (the “Certificate”) amends, restates and integrates the provisions of the Certificate of Incorporation, as last amended by the Certificate of Amendment that was filed with the Secretary of State of the State of Delaware on October 13, 2016 (the “Amended Certificate”), and was duly adopted in accordance with the provisions of Sections 228, 242 and 245 of the General Corporation Law of the State of Delaware (the “DGCL”).

3. The text of the Amended Certificate is hereby amended and restated in its entirety to provide as herein set forth in full.

ARTICLE I

The name of the Corporation is TechCare Corp.

ARTICLE II

The address of the Corporation’s registered office in the State of Delaware is c/o Business Filings Incorporated, 108 West 13th St., City of Wilmington, County of New Castle, Delaware 19801. The name of its registered agent at such address is Business Filings Incorporated.

ARTICLE III

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL.

ARTICLE IV

CAPITAL STOCK

The total number of shares of capital stock which the Corporation shall have authority to issue is five hundred and fifty million (550,000,000), of which (i) five hundred million (500,000,000) shares shall be a class designated as common stock, par value $0.0001 per share (the “Common Stock”), and (ii) fifty million (50,000,000) shares shall be a class designated as undesignated preferred stock, par value $.0001 per share (the “Undesignated Preferred Stock”).

Except as otherwise provided in any certificate of designations of any series of Undesignated Preferred Stock, the number of authorized shares of the class of Common Stock or Undesignated Preferred Stock may from time to time be increased or decreased (but not below the number of shares of such class outstanding) by the affirmative vote of the holders of a majority in voting power of the outstanding shares of capital stock of the Corporation irrespective of the provisions of Section 242(b)(2) of the DGCL.

The powers, preferences and rights of, and the qualifications, limitations and restrictions upon, each class or series of stock shall be determined in accordance with, or as set forth below in this Article IV.

A. COMMON STOCK

Subject to all the rights, powers and preferences of the Undesignated Preferred Stock and except as provided by law or in this Certificate (or in any certificate of designations of any series of Undesignated Preferred Stock):

(a) the holders of the Common Stock shall have the exclusive right to vote for the election of directors of the Corporation (the “Directors”) and on all other matters requiring stockholder action, each outstanding share entitling the holder thereof to one vote on each matter properly submitted to the stockholders of the Corporation for their vote; provided, however, that, except as otherwise required by law, holders of Common Stock, as such, shall not be entitled to vote on any amendment to this Certificate (or on any amendment to a certificate of designations of any series of Undesignated Preferred Stock) that alters or changes the powers, preferences, rights or other terms of one or more outstanding series of Undesignated Preferred Stock if the holders of such affected series of Undesignated Preferred Stock are entitled to vote, either separately or together with the holders of one or more other such series, on such amendment pursuant to this Certificate (or pursuant to a certificate of designations of any series of Undesignated Preferred Stock) or pursuant to the DGCL;

(b) dividends may be declared and paid or set apart for payment upon the Common Stock out of any assets or funds of the Corporation legally available for the payment of dividends, but only when and as declared by the Corporation’s board of directors (“Board of Directors”) or any authorized committee thereof; and

(c) upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the net assets of the Corporation shall be distributed pro rata to the holders of the Common Stock.

B. UNDESIGNATED PREFERRED STOCK

The Board of Directors or any authorized committee thereof is expressly authorized, to the fullest extent permitted by law, to provide by resolution or resolutions for, out of the unissued shares of Undesignated Preferred Stock, the issuance of the shares of Undesignated Preferred Stock in one or more series of such stock, and by filing a certificate of designations pursuant to applicable law of the State of Delaware, to establish or change from time to time the number of shares of each such series, and to fix the designations, powers, including voting powers, full or limited, or no voting powers, preferences and the relative, participating, optional or other special rights of the shares of each series and any qualifications, limitations and restrictions thereof.

ARTICLE V

STOCKHOLDER ACTION

1. Action without Meeting. Any action required or permitted to be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action to be so taken, shall be signed by the holders of outstanding stock having a majority of the number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall, to the extent required by applicable law, be given to those stockholders who have not consented in writing, and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for notice of such meeting had been the date that written consents signed by a sufficient number of holders to take the action were delivered to the corporation.

2. Special Meetings. Except as otherwise required by statute and subject to the rights, if any, of the holders of any series of Undesignated Preferred Stock, special meetings of the stockholders of the Corporation may be called only by the Board of Directors acting pursuant to a resolution approved by the affirmative vote of a majority of the Directors then in office, and special meetings of stockholders may not be called by any other person or persons. Only those matters set forth in the notice of the special meeting may be considered or acted upon at a special meeting of stockholders of the Corporation.

ARTICLE VI

DIRECTORS

1. General. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors except as otherwise provided herein or required by law.

2. Election of Directors. Election of Directors need not be by written ballot unless the By-laws of the Corporation (the “By-laws”) shall so provide.

3. Number of Directors; Term of Office. The number of Directors of the Corporation shall be fixed solely and exclusively by resolution duly adopted from time to time by the Board of Directors. At each annual meeting of stockholders, Directors elected to succeed those Directors whose terms expire shall be elected for a term of office to expire at the succeeding annual meeting of stockholders after their election. Notwithstanding the foregoing, the Directors elected shall hold office until their successors are duly elected and qualified or until their earlier resignation, death or removal. The directors need not be stockholders of the Corporation.

Notwithstanding the foregoing, whenever, pursuant to the provisions of Article IV of this Certificate, the holders of any one or more series of Undesignated Preferred Stock shall have the right, voting separately as a series or together with holders of other such series, to elect Directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of this Certificate and any certificate of designations applicable to such series.

4. Vacancies. Subject to the rights, if any, of the holders of any series of Undesignated Preferred Stock to elect Directors and to fill vacancies in the Board of Directors relating thereto, any and all vacancies in the Board of Directors, however occurring, including, without limitation, by reason of an increase in the size of the Board of Directors, or the death, resignation, disqualification or removal of a Director, shall be filled solely and exclusively by the affirmative vote of a majority of the remaining Directors then in office, even if less than a quorum of the Board of Directors, and not by the stockholders. Any Director appointed in accordance with the preceding sentence shall hold office until the succeeding annual general meeting of the stockholders of the Corporation and until such Director’s successor shall have been duly elected and qualified or until his or her earlier resignation, death or removal. In the event of a vacancy in the Board of Directors, the remaining Directors, except as otherwise provided by law, shall exercise the powers of the full Board of Directors until the vacancy is filled.

5. Removal. Subject to the rights, if any, of any series of Undesignated Preferred Stock to elect Directors and to remove any Director whom the holders of any such series have the right to elect, any Director (including persons elected by Directors to fill vacancies in the Board of Directors) may be removed from office with or without cause and only by the affirmative vote of the holders of the majority of the outstanding shares of capital stock then entitled to vote at an election of Directors. At least forty-five (45) days prior to any annual or special meeting of stockholders at which it is proposed that any Director be removed from office, written notice of such proposed removal and the alleged grounds thereof shall be sent to the Director whose removal will be considered at the meeting.

ARTICLE VII

LIMITATION OF LIABILITY

A Director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a Director, except for liability (a) for any breach of the Director’s duty of loyalty to the Corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) under Section 174 of the DGCL or (d) for any transaction from which the Director derived an improper personal benefit. If the DGCL is amended after the effective date of this Certificate to authorize corporate action further eliminating or limiting the personal liability of Directors, then the liability of a Director of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended.

Any amendment, repeal or modification of this Article VII by either of (i) the stockholders of the Corporation or (ii) an amendment to the DGCL, shall not adversely affect any right or protection existing at the time of such amendment, repeal or modification with respect to any acts or omissions occurring before such amendment, repeal or modification of a person serving as a Director at the time of such amendment, repeal or modification.

ARTICLE VIII

AMENDMENT OF BY-LAWS

1. Amendment by Directors. Except as otherwise provided by law, the By-laws of the Corporation may be amended or repealed by the Board of Directors by the affirmative vote of a majority of the Directors then in office.

2. Amendment by Stockholders. The By-laws of the Corporation may be amended or repealed at any annual meeting of stockholders, or special meeting of stockholders called for such purpose, by the affirmative vote of at least 75% of the outstanding shares of capital stock entitled to vote on such amendment or repeal, voting together as a single class; provided, however, that if the Board of Directors recommends that stockholders approve such amendment or repeal at such meeting of stockholders, such amendment or repeal shall only require the affirmative vote of the majority of the outstanding shares of capital stock entitled to vote on such amendment or repeal, voting together as a single class.

ARTICLE IX

AMENDMENT OF CERTIFICATE OF INCORPORATION

The Corporation reserves the right to amend or repeal this Certificate in the manner now or hereafter prescribed by statute and this Certificate, and all rights conferred upon stockholders herein are granted subject to this reservation. Whenever any vote of the holders of capital stock of the Corporation is required to amend or repeal any provision of this Certificate, and in addition to any other vote of holders of capital stock that is required by this Certificate or by law, such amendment or repeal shall require the affirmative vote of the majority of the outstanding shares of capital stock entitled to vote on such amendment or repeal, and the affirmative vote of the majority of the outstanding shares of each class entitled to vote thereon as a class, at a duly constituted meeting of stockholders called expressly for such purpose.

[End of Text]

THIS FIRST AMENDED AND RESTATED CERTIFICATE OF INCORPORATION is executed as of this ____ day of _________ 2018.

TECHCARE CORP.

By:
Name:	Doron Biran
Title:	Chief Executive Officer

EXHIBIT C

AMENDED AND RESTATED

BY-LAWS

OF

TECHCARE CORP.

(the “Corporation”)

ARTICLE I

Stockholders

SECTION 1. Annual Meeting. The annual meeting of stockholders (any such meeting being referred to in these By-laws as an “Annual Meeting”) shall be held at the hour, date and place within or without the United States which is fixed by the Corporation’s board of directors (“Board of Directors”), which time, date and place may subsequently be changed at any time by vote of the Board of Directors. If no Annual Meeting has been held for a period of thirteen (13) months after the Corporation’s last Annual Meeting, a special meeting in lieu thereof may be held, and such special meeting shall have, for the purposes of these By-laws or otherwise, all the force and effect of an Annual Meeting. Any and all references hereafter in these By-laws to an Annual Meeting or Annual Meetings also shall be deemed to refer to any special meeting(s) in lieu thereof.

SECTION 2. Notice of Stockholder Business and Nominations.

(a) Annual Meetings of Stockholders.

(1) Nominations of persons for election to the Board of Directors of the Corporation and the proposal of other business to be considered by the stockholders may be brought before an Annual Meeting (i) by or at the direction of the Board of Directors or (ii) by any stockholder of the Corporation who was a stockholder of record at the time of giving of notice provided for in this By-law, who is entitled to vote at the meeting, who is present (in person or by proxy) at the meeting and who complies with the notice procedures set forth in this By-law as to such nomination or business. For the avoidance of doubt, the foregoing clause (ii) shall be the exclusive means for a stockholder to bring nominations or business properly before an Annual Meeting (other than matters properly brought under Rule 14a-8 (or any successor rule) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), and such stockholder must comply with the notice and other procedures set forth in Article I, Section 2(a)(2) and (3) of this By-law to bring such nominations or business properly before an Annual Meeting. In addition to the other requirements set forth in this By-law, for any proposal of business to be considered at an Annual Meeting, it must be a proper subject for action by stockholders of the Corporation under Delaware law.

(2) For nominations or other business to be properly brought before an Annual Meeting by a stockholder pursuant to clause (ii) of Article I, Section 2(a)(1) of this By-law, the stockholder must (i) have given Timely Notice (as defined below) thereof in writing to the Secretary of the Corporation, (ii) have provided any updates or supplements to such notice at the times and in the forms required by this By-law and (iii) together with the beneficial owner(s), if any, on whose behalf the nomination or business proposal is made, have acted in accordance with the representations set forth in the Solicitation Statement (as defined below) required by this By-law. To be timely, a stockholder’s written notice shall be received by the Secretary at the principal executive offices of the Corporation not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the one-year anniversary of the preceding year’s Annual Meeting; provided, however, that in the event the Annual Meeting is first convened more than thirty (30) days before or more than sixty (60) days after such anniversary date, or if no Annual Meeting were held in the preceding year, notice by the stockholder to be timely must be received by the Secretary of the Corporation not later than the close of business on the later of the ninetieth (90th) day prior to the scheduled date of such Annual Meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made (such notice within such time periods shall be referred to as “Timely Notice”). Such stockholder’s Timely Notice shall set forth:

(A) as to each person whom the stockholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected);

(B) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting, and any material interest in such business of each Proposing Person (as defined below);

(C) (i) the name and address of the stockholder giving the notice, as they appear on the Corporation’s books, and the names and addresses of the other Proposing Persons (if any) and (ii) as to each Proposing Person, the following information: (a) the class or series and number of all shares of capital stock of the Corporation which are, directly or indirectly, owned beneficially or of record by such Proposing Person or any of its affiliates or associates (as such terms are defined in Rule 12b-2 promulgated under the Exchange Act), including any shares of any class or series of capital stock of the Corporation as to which such Proposing Person or any of its affiliates or associates has a right to acquire beneficial ownership at any time in the future, (b) all Synthetic Equity Interests (as defined below) in which such Proposing Person or any of its affiliates or associates, directly or indirectly, holds an interest including a description of the material terms of each such Synthetic Equity Interest, including without limitation, identification of the counterparty to each such Synthetic Equity Interest and disclosure, for each such Synthetic Equity Interest, as to (x) whether or not such Synthetic Equity Interest conveys any voting rights, directly or indirectly, in such shares to such Proposing Person, (y) whether or not such Synthetic Equity Interest is required to be, or is capable of being, settled through delivery of such shares and (z) whether or not such Proposing Person and/or, to the extent known, the counterparty to such Synthetic Equity Interest has entered into other transactions that hedge or mitigate the economic effect of such Synthetic Equity Interest, (c) any proxy (other than a revocable proxy given in response to a public proxy solicitation made pursuant to, and in accordance with, the Exchange Act), agreement, arrangement, understanding or relationship pursuant to which such Proposing Person has or shares a right to, directly or indirectly, vote any shares of any class or series of capital stock of the Corporation, (d) any rights to dividends or other distributions on the shares of any class or series of capital stock of the Corporation, directly or indirectly, owned beneficially by such Proposing Person that are separated or separable from the underlying shares of the Corporation, and (e) any performance-related fees (other than an asset based fee) that such Proposing Person, directly or indirectly, is entitled to based on any increase or decrease in the value of shares of any class or series of capital stock of the Corporation or any Synthetic Equity Interests (the disclosures to be made pursuant to the foregoing clauses (a) through (e) are referred to, collectively, as “Material Ownership Interests”) and (iii) a description of the material terms of all agreements, arrangements or understandings (whether or not in writing) entered into by any Proposing Person or any of its affiliates or associates with any other person for the purpose of acquiring, holding, disposing or voting of any shares of any class or series of capital stock of the Corporation;

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(D) (i) a description of all agreements, arrangements or understandings by and among any of the Proposing Persons, or by and among any Proposing Persons and any other person (including with any proposed nominee(s)), pertaining to the nomination(s) or other business proposed to be brought before the meeting of stockholders (which description shall identify the name of each other person who is party to such an agreement, arrangement or understanding), and (ii) identification of the names and addresses of other stockholders (including beneficial owners) known by any of the Proposing Persons to support such nominations or other business proposal(s), and to the extent known the class and number of all shares of the Corporation’s capital stock owned beneficially or of record by such other stockholder(s) or other beneficial owner(s); and

(E) a statement whether or not the stockholder giving the notice and/or the other Proposing Person(s), if any, will deliver a proxy statement and form of proxy to holders of, in the case of a business proposal, at least the percentage of voting power of all of the shares of capital stock of the Corporation required under applicable law to approve the proposal or, in the case of a nomination or nominations, at least the percentage of voting power of all of the shares of capital stock of the Corporation reasonably believed by such Proposing Person to be sufficient to elect the nominee or nominees proposed to be nominated by such stockholder (such statement, the “Solicitation Statement”).

For purposes of this Article I of these By-laws, the term “Proposing Person” shall mean the following persons: (i) the stockholder of record providing the notice of nominations or business proposed to be brought before a stockholders’ meeting, and (ii) the beneficial owner(s), if different, on whose behalf the nominations or business proposed to be brought before a stockholders’ meeting is made. For purposes of this Section 2 of Article I of these By-laws, the term “Synthetic Equity Interest” shall mean any transaction, agreement or arrangement (or series of transactions, agreements or arrangements), including, without limitation, any derivative, swap, hedge, repurchase or so-called “stock borrowing” agreement or arrangement, the purpose or effect of which is to, directly or indirectly: (a) give a person or entity economic benefit and/or risk similar to ownership of shares of any class or series of capital stock of the Corporation, in whole or in part, including due to the fact that such transaction, agreement or arrangement provides, directly or indirectly, the opportunity to profit or avoid a loss from any increase or decrease in the value of any shares of any class or series of capital stock of the Corporation, (b) mitigate loss to, reduce the economic risk of or manage the risk of share price changes for, any person or entity with respect to any shares of any class or series of capital stock of the Corporation, (c) otherwise provide in any manner the opportunity to profit or avoid a loss from any decrease in the value of any shares of any class or series of capital stock of the Corporation, or (d) increase or decrease the voting power of any person or entity with respect to any shares of any class or series of capital stock of the Corporation.

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(3) A stockholder providing Timely Notice of nominations or business proposed to be brought before an Annual Meeting shall further update and supplement such notice, if necessary, so that the information (including, without limitation, the Material Ownership Interests information) provided or required to be provided in such notice pursuant to this By-law shall be true and correct as of the record date for the meeting and as of the date that is ten (10) business days prior to such Annual Meeting, and such update and supplement shall be received by the Secretary at the principal executive offices of the Corporation not later than the close of business on the fifth (5th) business day after the record date for the Annual Meeting (in the case of the update and supplement required to be made as of the record date), and not later than the close of business on the eighth (8th) business day prior to the date of the Annual Meeting (in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting).

(4) Notwithstanding anything in the second sentence of Article I, Section 2(a)(2) of this By-law to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Corporation is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board of Directors made by the Corporation at least ten (10) days before the last day a stockholder may deliver a notice of nomination in accordance with the second sentence of Article I, Section 2(a)(2), a stockholder’s notice required by this By-law shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be received by the Secretary of the Corporation not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the Corporation.

(b) General.

(1) Only such persons who are nominated in accordance with the provisions of this By-law shall be eligible for election and to serve as directors and only such business shall be conducted at an Annual Meeting as shall have been brought before the meeting in accordance with the provisions of this By-law or in accordance with Rule 14a-8 under the Exchange Act. The Board of Directors or a designated committee thereof shall have the power to determine whether a nomination or any business proposed to be brought before the meeting was made in accordance with the provisions of this By-law. If neither the Board of Directors nor such designated committee makes a determination as to whether any stockholder proposal or nomination was made in accordance with the provisions of this By-law, the presiding officer of the Annual Meeting shall have the power and duty to determine whether the stockholder proposal or nomination was made in accordance with the provisions of this By-law. If the Board of Directors or a designated committee thereof or the presiding officer, as applicable, determines that any stockholder proposal or nomination was not made in accordance with the provisions of this By-law, such proposal or nomination shall be disregarded and shall not be presented for action at the Annual Meeting.

(2) Except as otherwise required by law, nothing in this Article I, Section 2 shall obligate the Corporation or the Board of Directors to include in any proxy statement or other stockholder communication distributed on behalf of the Corporation or the Board of Directors information with respect to any nominee for director or any other matter of business submitted by a stockholder.

(3) Notwithstanding the foregoing provisions of this Article I, Section 2, if the nominating or proposing stockholder (or a qualified representative of the stockholder) does not appear at the Annual Meeting to present a nomination or any business, such nomination or business shall be disregarded, notwithstanding that proxies in respect of such vote may have been received by the Corporation. For purposes of this Article I, Section 2, to be considered a qualified representative of the proposing stockholder, a person must be authorized by a written instrument executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such written instrument or electronic transmission, or a reliable reproduction of the written instrument or electronic transmission, to the presiding officer at the meeting of stockholders.

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(4) For purposes of this By-law, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

(5) Notwithstanding the foregoing provisions of this By-law, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this By-law. Nothing in this By-law shall be deemed to affect any rights of (i) stockholders to have proposals included in the Corporation’s proxy statement pursuant to Rule 14a-8 (or any successor rule), as applicable, under the Exchange Act and, to the extent required by such rule, have such proposals considered and voted on at an Annual Meeting or (ii) the holders of any series of Undesignated Preferred Stock to elect directors under specified circumstances.

SECTION 3. Special Meetings. Except as otherwise required by statute and subject to the rights, if any, of the holders of any series of Undesignated Preferred Stock, special meetings of the stockholders of the Corporation may be called only by the Board of Directors acting pursuant to a resolution approved by the affirmative vote of a majority of the directors then in office. The Board of Directors may postpone or reschedule any previously scheduled special meeting of stockholders. Only those matters set forth in the notice of the special meeting may be considered or acted upon at a special meeting of stockholders of the Corporation. Nominations of persons for election to the Board of Directors of the Corporation and stockholder proposals of other business shall not be brought before a special meeting of stockholders to be considered by the stockholders unless such special meeting is held in lieu of an annual meeting of stockholders in accordance with Article I, Section 1 of these By-laws, in which case such special meeting in lieu thereof shall be deemed an Annual Meeting for purposes of these By-laws and the provisions of Article I, Section 2 of these By-laws shall govern such special meeting.

SECTION 4. Notice of Meetings; Adjournments.

(a) A notice of each Annual Meeting stating the hour, date and place, if any, of such Annual Meeting and the means of remote communication, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting, shall be given not less than ten (10) days nor more than sixty (60) days before the Annual Meeting, to each stockholder entitled to vote thereat by delivering such notice to such stockholder or by mailing it, postage prepaid, addressed to such stockholder at the address of such stockholder as it appears on the Corporation’s stock transfer books. Without limiting the manner by which notice may otherwise be given to stockholders, any notice to stockholders may be given by electronic transmission in the manner provided in Section 232 of the Delaware General Corporation Law (“DGCL”).

(b) Notice of all special meetings of stockholders shall be given in the same manner as provided for Annual Meetings, except that the notice of all special meetings shall state the purpose or purposes for which the meeting has been called.

(c) Notice of an Annual Meeting or special meeting of stockholders need not be given to a stockholder if a waiver of notice is executed, or waiver of notice by electronic transmission is provided, before or after such meeting by such stockholder or if such stockholder attends such meeting, unless such attendance is for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting was not lawfully called or convened.

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(d) The Board of Directors may postpone and reschedule any previously scheduled Annual Meeting or special meeting of stockholders and any record date with respect thereto, regardless of whether any notice or public disclosure with respect to any such meeting has been sent or made pursuant to Section 2 of this Article I of these By-laws or otherwise. In no event shall the public announcement of an adjournment, postponement or rescheduling of any previously scheduled meeting of stockholders commence a new time period for the giving of a stockholder’s notice under this Article I of these By-laws.

(e) When any meeting is convened, the presiding officer may adjourn the meeting if (i) no quorum is present for the transaction of business, (ii) the Board of Directors determines that adjournment is necessary or appropriate to enable the stockholders to consider fully information which the Board of Directors determines has not been made sufficiently or timely available to stockholders, or (iii) the Board of Directors determines that adjournment is otherwise in the best interests of the Corporation. When any Annual Meeting or special meeting of stockholders is adjourned to another hour, date or place, notice need not be given of the adjourned meeting other than an announcement at the meeting at which the adjournment is taken of the hour, date and place, if any, to which the meeting is adjourned and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting; provided, however, that if the adjournment is for more than thirty (30) days from the meeting date, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting shall be given to each stockholder of record entitled to vote thereat and each stockholder who, by law or under the Certificate of Incorporation of the Corporation (as the same may hereafter be amended and/or restated, the “Certificate”) or these By-laws, is entitled to such notice.

SECTION 5. Quorum. A majority of the shares entitled to vote, present in person or represented by proxy, shall constitute a quorum at any meeting of stockholders. If less than a quorum is present at a meeting, the holders of voting stock representing a majority of the voting power present at the meeting or the presiding officer may adjourn the meeting from time to time, and the meeting may be held as adjourned without further notice, except as provided in Section 4 of this Article I. At such adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally noticed. The stockholders present at a duly constituted meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

SECTION 6. Voting and Proxies. Stockholders shall have one vote for each share of stock entitled to vote owned by them of record according to the stock ledger of the Corporation as of the record date, unless otherwise provided by law or by the Certificate. Stockholders may vote either (i) in person, (ii) by written proxy or (iii) by a transmission permitted by Section 212(c) of the DGCL. Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission permitted by Section 212(c) of the DGCL may be substituted for or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission. Proxies shall be filed in accordance with the procedures established for the meeting of stockholders. Except as otherwise limited therein or as otherwise provided by law, proxies authorizing a person to vote at a specific meeting shall entitle the persons authorized thereby to vote at any adjournment of such meeting, but they shall not be valid after final adjournment of such meeting. A proxy with respect to stock held in the name of two or more persons shall be valid if executed by or on behalf of any one of them unless at or prior to the exercise of the proxy the Corporation receives a specific written notice to the contrary from any one of them.

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SECTION 7. Action at Meeting. When a quorum is present at any meeting of stockholders, any matter before any such meeting (other than an election of a director or directors) shall be decided by a majority of the votes properly cast for and against such matter, except where a larger vote is required by law, by the Certificate or by these By-laws. Any election of directors by stockholders shall be determined by a plurality of the votes properly cast on the election of directors.

SECTION 8. Stockholder Lists. The Secretary or an Assistant Secretary (or the Corporation’s transfer agent or other person authorized by these By-laws or by law) shall prepare and make, at least ten (10) days before every Annual Meeting or special meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for a period of at least ten (10) days prior to the meeting in the manner provided by law. The list shall also be open to the examination of any stockholder during the whole time of the meeting as provided by law.

SECTION 9. Presiding Officer. The Board of Directors shall designate a representative to preside over all Annual Meetings or special meetings of stockholders, provide that if the Board of Directors does not so designate such a presiding officer, then the Chairperson of the Board, if one is elected, shall preside over such meetings. If the Board of Directors does not so designate such a presiding officer and there is no Chairperson of the Board or the Chairperson of the Board is unable to so preside or is absent, then the Chief Executive Officer, if one is elected, shall preside over such meetings, provided further that if there is no Chief Executive Officer or the Chief Executive Officer is unable to so preside or is absent, then the President shall preside over such meetings. The presiding officer at any Annual Meeting or special meeting of stockholders shall have the power, among other things, to adjourn such meeting at any time and from time to time, subject to Sections 4 and 5 of this Article I. The order of business and all other matters of procedure at any meeting of the stockholders shall be determined by the presiding officer.

SECTION 10. Inspectors of Elections. The Corporation shall, in advance of any meeting of stockholders, appoint one or more inspectors to act at the meeting and make a written report thereof. The Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the presiding officer shall appoint one or more inspectors to act at the meeting. Any inspector may, but need not, be an officer, employee or agent of the Corporation. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall perform such duties as are required by the DGCL, including the counting of all votes and ballots. The inspectors may appoint or retain other persons or entities to assist the inspectors in the performance of the duties of the inspectors. The presiding officer may review all determinations made by the inspectors, and in so doing the presiding officer shall be entitled to exercise his or her sole judgment and discretion and he or she shall not be bound by any determinations made by the inspectors. All determinations by the inspectors and, if applicable, the presiding officer, shall be subject to further review by any court of competent jurisdiction.

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ARTICLE II

Directors

SECTION 1. Powers. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors except as otherwise provided by the Certificate or required by law.

SECTION 2. Number and Terms. The number of directors of the Corporation shall be fixed solely and exclusively by resolution duly adopted from time to time by the Board of Directors. The directors shall hold office in the manner provided in the Certificate.

SECTION 3. Qualification. No director need be a stockholder of the Corporation.

SECTION 4. Vacancies. Vacancies in the Board of Directors shall be filled in the manner provided in the Certificate.

SECTION 5. Removal. Directors may be removed from office only in the manner provided in the Certificate.

SECTION 6. Resignation. A director may resign at any time by giving written notice to the Chairperson of the Board, if one is elected, the President or the Secretary. A resignation shall be effective upon receipt, unless the resignation otherwise provides.

SECTION 7. Regular Meetings. The regular annual meeting of the Board of Directors shall be held, without notice other than under this Section 7, on the same date and at the same place as the Annual Meeting following the close of such meeting of stockholders. Other regular meetings of the Board of Directors may be held at such hour, date and place as the Board of Directors may by resolution from time to time determine and publicize by means of reasonable notice given to any director who is not present at the meeting at which such resolution is adopted.

SECTION 8. Special Meetings. Special meetings of the Board of Directors may be called, orally or in writing, by or at the request of a majority of the directors, the Chairperson of the Board, if one is elected, or the President. The person calling any such special meeting of the Board of Directors may fix the hour, date and place thereof.

SECTION 9. Notice of Meetings. Notice of the hour, date and place of all special meetings of the Board of Directors shall be given to each director by the Secretary or an Assistant Secretary, or in case of the death, absence, incapacity or refusal of such persons, by the Chairperson of the Board, if one is elected, or the President or such other officer designated by the Chairperson of the Board, if one is elected, or the President. Notice of any special meeting of the Board of Directors shall be given to each director in person, by telephone, or by facsimile, electronic mail or other form of electronic communication, sent to his or her business or home address, at least twenty-four (24) hours in advance of the meeting, or by written notice mailed to his or her business or home address, at least forty-eight (48) hours in advance of the meeting. Such notice shall be deemed to be delivered when hand-delivered to such address, read to such director by telephone, deposited in the mail so addressed, with postage thereon prepaid if mailed, dispatched or transmitted if sent by facsimile transmission or by electronic mail or other form of electronic communications. A written waiver of notice signed before or after a meeting by a director and filed with the records of the meeting shall be deemed to be equivalent to notice of the meeting. The attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting at the beginning of the meeting to the transaction of any business because such meeting is not lawfully called or convened. Except as otherwise required by law, by the Certificate or by these By-laws, neither the business to be transacted at, nor the purpose of, any meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

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SECTION 10. Quorum. At any meeting of the Board of Directors, a majority of the total number of directors shall constitute a quorum for the transaction of business, but if less than a quorum is present at a meeting, a majority of the directors present may adjourn the meeting from time to time, and the meeting may be held as adjourned without further notice. Any business which might have been transacted at the meeting as originally noticed may be transacted at such adjourned meeting at which a quorum is present. For purposes of this section, the total number of directors includes any unfilled vacancies on the Board of Directors.

SECTION 11. Action at Meeting. At any meeting of the Board of Directors at which a quorum is present, the vote of a majority of the directors present shall constitute action by the Board of Directors, unless otherwise required by law, by the Certificate or by these By-laws.

SECTION 12. Action by Consent. Any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting if all members of the Board of Directors consent thereto in writing or by electronic transmission and the writing or writings or electronic transmission or transmissions are filed with the records of the meetings of the Board of Directors. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form. Such consent shall be treated as a resolution of the Board of Directors for all purposes.

SECTION 13. Manner of Participation. Directors may participate in meetings of the Board of Directors by means of conference telephone or other communications equipment by means of which all directors participating in the meeting can hear each other, and participation in a meeting in accordance herewith shall constitute presence in person at such meeting for purposes of these By-laws.

SECTION 14. Presiding Director. The Board of Directors shall designate a representative to preside over all meetings of the Board of Directors, provided that if the Board of Directors does not so designate such a presiding director or such designated presiding director is unable to so preside or is absent, then the Chairperson of the Board, if one is elected, shall preside over all meetings of the Board of Directors. If both the designated presiding director, if one is so designated, and the Chairperson of the Board, if one is elected, are unable to preside or are absent, the Board of Directors shall designate an alternate representative to preside over a meeting of the Board of Directors.

SECTION 15. Committees. The Board of Directors, by vote of a majority of the directors then in office, may elect one or more committees, including, without limitation, a Compensation Committee, a Nominating & Corporate Governance Committee and an Audit Committee, and may delegate thereto some or all of its powers except those which by law, by the Certificate or by these By-laws may not be delegated. Except as the Board of Directors may otherwise determine, any such committee may make rules for the conduct of its business, but unless otherwise provided by the Board of Directors or in such rules, its business shall be conducted so far as possible in the same manner as is provided by these By-laws for the Board of Directors. All members of such committees shall hold such offices at the pleasure of the Board of Directors. The Board of Directors may abolish any such committee at any time. Any committee to which the Board of Directors delegates any of its powers or duties shall keep records of its meetings and shall report its action to the Board of Directors.

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SECTION 16. Compensation of Directors. Directors shall receive such compensation for their services as shall be determined by a majority of the Board of Directors, or a designated committee thereof, provided that directors who are serving the Corporation as employees and who receive compensation for their services as such, shall not receive any salary or other compensation for their services as directors of the Corporation.

ARTICLE III

Officers

SECTION 1. Enumeration. The officers of the Corporation shall consist of a President, a Treasurer, a Secretary and such other officers, including, without limitation, a Chairperson of the Board of Directors, a Chief Executive Officer and one or more Vice Presidents (including Executive Vice Presidents or Senior Vice Presidents), Assistant Vice Presidents, Assistant Treasurers and Assistant Secretaries, as the Board of Directors may determine.

SECTION 2. Election. At the regular annual meeting of the Board of Directors following the Annual Meeting, the Board of Directors shall elect the President, the Treasurer and the Secretary. Other officers may be elected by the Board of Directors at such regular annual meeting of the Board of Directors or at any other regular or special meeting.

SECTION 3. Qualification. No officer need be a stockholder or a director. Any person may occupy more than one office of the Corporation at any time.

SECTION 4. Tenure. Except as otherwise provided by the Certificate or by these By-laws each of the officers of the Corporation shall hold office until the regular annual meeting of the Board of Directors following the next Annual Meeting and until his or her successor is elected and qualified or until his or her earlier resignation or removal.

SECTION 5. Resignation. Any officer may resign by delivering his or her written resignation to the Corporation addressed to the President or the Secretary, and such resignation shall be effective upon receipt, unless the resignation otherwise provides.

SECTION 6. Removal. Except as otherwise provided by law, the Board of Directors may remove any officer with or without cause by the affirmative vote of a majority of the directors then in office.

SECTION 7. Absence or Disability. In the event of the absence or disability of any officer, the Board of Directors may designate another officer to act temporarily in place of such absent or disabled officer.

SECTION 8. Vacancies. Any vacancy in any office may be filled for the unexpired portion of the term by the Board of Directors.

SECTION 9. President. The President shall, subject to the direction of the Board of Directors, have such powers and shall perform such duties as the Board of Directors may from time to time designate.

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SECTION 10. Chairperson of the Board. The Chairperson of the Board, if one is elected, shall have such powers and shall perform such duties as the Board of Directors may from time to time designate.

SECTION 11. Chief Executive Officer. The Chief Executive Officer, if one is elected, shall have such powers and shall perform such duties as the Board of Directors may from time to time designate.

SECTION 12. Vice Presidents and Assistant Vice Presidents. Any Vice President (including any Executive Vice President or Senior Vice President) and any Assistant Vice President shall have such powers and shall perform such duties as the Board of Directors or the Chief Executive Officer may from time to time designate.

SECTION 13. Treasurer and Assistant Treasurers. The Treasurer shall, subject to the direction of the Board of Directors and except as the Board of Directors or the Chief Executive Officer may otherwise provide, have general charge of the financial affairs of the Corporation and shall cause to be kept accurate books of account. The Treasurer shall have custody of all funds, securities, and valuable documents of the Corporation. He or she shall have such other duties and powers as may be designated from time to time by the Board of Directors or the Chief Executive Officer. Any Assistant Treasurer shall have such powers and perform such duties as the Board of Directors or the Chief Executive Officer may from time to time designate.

SECTION 14. Secretary and Assistant Secretaries. The Secretary shall record all the proceedings of the meetings of the stockholders and the Board of Directors (including committees of the Board of Directors) in books kept for that purpose. In his or her absence from any such meeting, a temporary secretary chosen at the meeting shall record the proceedings thereof. The Secretary shall have charge of the stock ledger (which may, however, be kept by any transfer or other agent of the Corporation). The Secretary shall have custody of the seal of the Corporation, and the Secretary, or an Assistant Secretary shall have authority to affix it to any instrument requiring it, and, when so affixed, the seal may be attested by his or her signature or that of an Assistant Secretary. The Secretary shall have such other duties and powers as may be designated from time to time by the Board of Directors or the Chief Executive Officer. In the absence of the Secretary, any Assistant Secretary may perform his or her duties and responsibilities. Any Assistant Secretary shall have such powers and perform such duties as the Board of Directors or the Chief Executive Officer may from time to time designate.

SECTION 15. Other Powers and Duties. Subject to these By-laws and to such limitations as the Board of Directors may from time to time prescribe, the officers of the Corporation shall each have such powers and duties as generally pertain to their respective offices, as well as such powers and duties as from time to time may be conferred by the Board of Directors or the Chief Executive Officer.

ARTICLE IV

Capital Stock

SECTION 1. Certificates of Stock. Each stockholder shall be entitled to a certificate of the capital stock of the Corporation in such form as may from time to time be prescribed by the Board of Directors. Such certificate shall be signed by the Chairperson of the Board, the President or a Vice President and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary. The Corporation seal and the signatures by the Corporation’s officers, the transfer agent or the registrar may be facsimiles. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed on such certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she were such officer, transfer agent or registrar at the time of its issue. Every certificate for shares of stock which are subject to any restriction on transfer and every certificate issued when the Corporation is authorized to issue more than one class or series of stock shall contain such legend with respect thereto as is required by law. Notwithstanding anything to the contrary provided in these Bylaws, the Board of Directors of the Corporation may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares (except that the foregoing shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation), and by the approval and adoption of these Bylaws the Board of Directors has determined that all classes or series of the Corporation’s stock may be uncertificated, whether upon original issuance, re-issuance, or subsequent transfer.

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SECTION 2. Transfers. Subject to any restrictions on transfer and unless otherwise provided by the Board of Directors, shares of stock that are represented by a certificate may be transferred on the books of the Corporation by the surrender to the Corporation or its transfer agent of the certificate theretofore properly endorsed or accompanied by a written assignment or power of attorney properly executed, with transfer stamps (if necessary) affixed, and with such proof of the authenticity of signature as the Corporation or its transfer agent may reasonably require. Shares of stock that are not represented by a certificate may be transferred on the books of the Corporation by submitting to the Corporation or its transfer agent such evidence of transfer and following such other procedures as the Corporation or its transfer agent may require.

SECTION 3. Record Holders. Except as may otherwise be required by law, by the Certificate or by these By-laws, the Corporation shall be entitled to treat the record holder of stock as shown on its books as the owner of such stock for all purposes, including the payment of dividends and the right to vote with respect thereto, regardless of any transfer, pledge or other disposition of such stock, until the shares have been transferred on the books of the Corporation in accordance with the requirements of these By-laws.

SECTION 4. Record Date. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date: (a) in the case of determination of stockholders entitled to vote at any meeting of stockholders, shall, unless otherwise required by law, not be more than sixty (60) nor less than ten (10) days before the date of such meeting and (b) in the case of any other action, shall not be more than sixty (60) days prior to such other action. If no record date is fixed: (i) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; and (ii) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

SECTION 5. Replacement of Certificates. In case of the alleged loss, destruction or mutilation of a certificate of stock of the Corporation, a duplicate certificate may be issued in place thereof, upon such terms as the Board of Directors may prescribe.

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ARTICLE V

Indemnification

SECTION 1. Definitions. For purposes of this Article:

(a) “Corporate Status” describes the status of a person who is serving or has served (i) as a Director of the Corporation, (ii) as an Officer of the Corporation, (iii) as a Non-Officer Employee of the Corporation, or (iv) as a director, partner, trustee, officer, employee or agent of any other corporation, partnership, limited liability company, joint venture, trust, employee benefit plan, foundation, association, organization or other legal entity which such person is or was serving at the request of the Corporation. For purposes of this Section 1(a), a Director, Officer or Non-Officer Employee of the Corporation who is serving or has served as a director, partner, trustee, officer, employee or agent of a Subsidiary shall be deemed to be serving at the request of the Corporation. Notwithstanding the foregoing, “Corporate Status” shall not include the status of a person who is serving or has served as a director, officer, employee or agent of a constituent corporation absorbed in a merger or consolidation transaction with the Corporation with respect to such person’s activities prior to said transaction, unless specifically authorized by the Board of Directors or the stockholders of the Corporation;

(b) “Director” means any person who serves or has served the Corporation as a director on the Board of Directors of the Corporation;

(c) “Disinterested Director” means, with respect to each Proceeding in respect of which indemnification is sought hereunder, a Director of the Corporation who is not and was not a party to such Proceeding;

(d) “Expenses” means all attorneys’ fees, retainers, court costs, transcript costs, fees of expert witnesses, private investigators and professional advisors (including, without limitation, accountants and investment bankers), travel expenses, duplicating costs, printing and binding costs, costs of preparation of demonstrative evidence and other courtroom presentation aids and devices, costs incurred in connection with document review, organization, imaging and computerization, telephone charges, postage, delivery service fees, and all other disbursements, costs or expenses of the type customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, being or preparing to be a witness in, settling or otherwise participating in, a Proceeding;

(e) “Liabilities” means judgments, damages, liabilities, losses, penalties, excise taxes, fines and amounts paid in settlement;

(f) “Non-Officer Employee” means any person who serves or has served as an employee or agent of the Corporation, but who is not or was not a Director or Officer;

(g) “Officer” means any person who serves or has served the Corporation as an officer of the Corporation appointed by the Board of Directors of the Corporation;

(h) “Proceeding” means any threatened, pending or completed action, suit, arbitration, alternate dispute resolution mechanism, inquiry, investigation, administrative hearing or other proceeding, whether civil, criminal, administrative, arbitrative or investigative; and

(i) “Subsidiary” shall mean any corporation, partnership, limited liability company, joint venture, trust or other entity of which the Corporation owns (either directly or through or together with another Subsidiary of the Corporation) either (i) a general partner, managing member or other similar interest or (ii) (A) fifty percent (50%) or more of the voting power of the voting capital equity interests of such corporation, partnership, limited liability company, joint venture or other entity, or (B) fifty percent (50%) or more of the outstanding voting capital stock or other voting equity interests of such corporation, partnership, limited liability company, joint venture or other entity.

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SECTION 2. Indemnification of Directors and Officers.

(a) Subject to the operation of Section 4 of this Article V of these By-laws, each Director and Officer shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the DGCL, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment), and to the extent authorized in this Section 2.

(1) Actions, Suits and Proceedings Other than By or In the Right of the Corporation. Each Director and Officer shall be indemnified and held harmless by the Corporation against any and all Expenses and Liabilities that are incurred or paid by such Director or Officer or on such Director’s or Officer’s behalf in connection with any Proceeding or any claim, issue or matter therein (other than an action by or in the right of the Corporation), which such Director or Officer is, or is threatened to be made, a party to or participant in by reason of such Director’s or Officer’s Corporate Status, if such Director or Officer acted in good faith and in a manner such Director or Officer reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal proceeding, had no reasonable cause to believe his or her conduct was unlawful.

(2) Actions, Suits and Proceedings By or In the Right of the Corporation. Each Director and Officer shall be indemnified and held harmless by the Corporation against any and all Expenses that are incurred by such Director or Officer or on such Director’s or Officer’s behalf in connection with any Proceeding or any claim, issue or matter therein by or in the right of the Corporation, which such Director or Officer is, or is threatened to be made, a party to or participant in by reason of such Director’s or Officer’s Corporate Status, if such Director or Officer acted in good faith and in a manner such Director or Officer reasonably believed to be in or not opposed to the best interests of the Corporation; provided, however, that no indemnification shall be made under this Section 2(a)(2) in respect of any claim, issue or matter as to which such Director or Officer shall have been finally adjudged by a court of competent jurisdiction to be liable to the Corporation, unless, and only to the extent that, the Court of Chancery or another court in which such Proceeding was brought shall determine upon application that, despite adjudication of liability, but in view of all the circumstances of the case, such Director or Officer is fairly and reasonably entitled to indemnification for such Expenses that such court deems proper.

(3) Survival of Rights. The rights of indemnification provided by this Section 2 shall continue as to a Director or Officer after he or she has ceased to be a Director or Officer and shall inure to the benefit of his or her heirs, executors, administrators and personal representatives.

(4) Actions by Directors or Officers. Notwithstanding the foregoing, the Corporation shall indemnify any Director or Officer seeking indemnification in connection with a Proceeding initiated by such Director or Officer only if such Proceeding (including any parts of such Proceeding not initiated by such Director or Officer) was authorized in advance by the Board of Directors of the Corporation, unless such Proceeding was brought to enforce such Officer’s or Director’s rights to indemnification or, in the case of Directors, advancement of Expenses under these By-laws in accordance with the provisions set forth herein.

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SECTION 3. Indemnification of Non-Officer Employees. Subject to the operation of Section 4 of this Article V of these By-laws, each Non-Officer Employee may, in the discretion of the Board of Directors of the Corporation, be indemnified by the Corporation to the fullest extent authorized by the DGCL, as the same exists or may hereafter be amended, against any or all Expenses and Liabilities that are incurred by such Non-Officer Employee or on such Non-Officer Employee’s behalf in connection with any threatened, pending or completed Proceeding, or any claim, issue or matter therein, which such Non-Officer Employee is, or is threatened to be made, a party to or participant in by reason of such Non-Officer Employee’s Corporate Status, if such Non-Officer Employee acted in good faith and in a manner such Non-Officer Employee reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal proceeding, had no reasonable cause to believe his or her conduct was unlawful. The rights of indemnification provided by this Section 3 shall exist as to a Non-Officer Employee after he or she has ceased to be a Non-Officer Employee and shall inure to the benefit of his or her heirs, personal representatives, executors and administrators. Notwithstanding the foregoing, the Corporation may indemnify any Non-Officer Employee seeking indemnification in connection with a Proceeding initiated by such Non-Officer Employee only if such Proceeding was authorized in advance by the Board of Directors of the Corporation.

SECTION 4. Determination. Unless ordered by a court, no indemnification shall be provided pursuant to this Article V to a Director, to an Officer or to a Non-Officer Employee unless a determination shall have been made that such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal Proceeding, such person had no reasonable cause to believe his or her conduct was unlawful. Such determination shall be made by (a) a majority vote of the Disinterested Directors, even though less than a quorum of the Board of Directors, (b) a committee comprised of Disinterested Directors, such committee having been designated by a majority vote of the Disinterested Directors (even though less than a quorum), (c) if there are no such Disinterested Directors, or if a majority of Disinterested Directors so directs, by independent legal counsel in a written opinion, or (d) by the stockholders of the Corporation.

SECTION 5. Advancement of Expenses to Directors Prior to Final Disposition.

(a) The Corporation shall advance all Expenses incurred by or on behalf of any Director in connection with any Proceeding in which such Director is involved by reason of such Director’s Corporate Status within thirty (30) days after the receipt by the Corporation of a written statement from such Director requesting such advance or advances from time to time, whether prior to or after final disposition of such Proceeding. Such statement or statements shall reasonably evidence the Expenses incurred by such Director and shall be preceded or accompanied by an undertaking by or on behalf of such Director to repay any Expenses so advanced if it shall ultimately be determined that such Director is not entitled to be indemnified against such Expenses. Notwithstanding the foregoing, the Corporation shall advance all Expenses incurred by or on behalf of any Director seeking advancement of expenses hereunder in connection with a Proceeding initiated by such Director only if such Proceeding (including any parts of such Proceeding not initiated by such Director) was (i) authorized by the Board of Directors of the Corporation, or (ii) brought to enforce such Director’s rights to indemnification or advancement of Expenses under these By-laws.

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(b) If a claim for advancement of Expenses hereunder by a Director is not paid in full by the Corporation within thirty (30) days after receipt by the Corporation of documentation of Expenses and the required undertaking, such Director may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and if successful in whole or in part, such Director shall also be entitled to be paid the expenses of prosecuting such claim. The failure of the Corporation (including its Board of Directors or any committee thereof, independent legal counsel, or stockholders) to make a determination concerning the permissibility of such advancement of Expenses under this Article V shall not be a defense to an action brought by a Director for recovery of the unpaid amount of an advancement claim and shall not create a presumption that such advancement is not permissible. The burden of proving that a Director is not entitled to an advancement of expenses shall be on the Corporation.

(c) In any suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that the Director has not met any applicable standard for indemnification set forth in the DGCL.

SECTION 6. Advancement of Expenses to Officers and Non-Officer Employees Prior to Final Disposition.

(a) The Corporation may, at the discretion of the Board of Directors of the Corporation, advance any or all Expenses incurred by or on behalf of any Officer or any Non-Officer Employee in connection with any Proceeding in which such person is involved by reason of his or her Corporate Status as an Officer or Non-Officer Employee upon the receipt by the Corporation of a statement or statements from such Officer or Non-Officer Employee requesting such advance or advances from time to time, whether prior to or after final disposition of such Proceeding. Such statement or statements shall reasonably evidence the Expenses incurred by such Officer or Non-Officer Employee and shall be preceded or accompanied by an undertaking by or on behalf of such person to repay any Expenses so advanced if it shall ultimately be determined that such Officer or Non-Officer Employee is not entitled to be indemnified against such Expenses.

(b) In any suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that the Officer or Non-Officer Employee has not met any applicable standard for indemnification set forth in the DGCL.

SECTION 7. Contractual Nature of Rights.

(a) The provisions of this Article V shall be deemed to be a contract between the Corporation and each Director and Officer entitled to the benefits hereof at any time while this Article V is in effect, in consideration of such person’s past or current and any future performance of services for the Corporation. Neither amendment, repeal or modification of any provision of this Article V nor the adoption of any provision of the Certificate of Incorporation inconsistent with this Article V shall eliminate or reduce any right conferred by this Article V in respect of any act or omission occurring, or any cause of action or claim that accrues or arises or any state of facts existing, at the time of or before such amendment, repeal, modification or adoption of an inconsistent provision (even in the case of a proceeding based on such a state of facts that is commenced after such time), and all rights to indemnification and advancement of Expenses granted herein or arising out of any act or omission shall vest at the time of the act or omission in question, regardless of when or if any proceeding with respect to such act or omission is commenced. The rights to indemnification and to advancement of expenses provided by, or granted pursuant to, this Article V shall continue notwithstanding that the person has ceased to be a director or officer of the Corporation and shall inure to the benefit of the estate, heirs, executors, administrators, legatees and distributes of such person.

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(b) If a claim for indemnification hereunder by a Director or Officer is not paid in full by the Corporation within sixty (60) days after receipt by the Corporation of a written claim for indemnification, such Director or Officer may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim, and if successful in whole or in part, such Director or Officer shall also be entitled to be paid the expenses of prosecuting such claim. The failure of the Corporation (including its Board of Directors or any committee thereof, independent legal counsel, or stockholders) to make a determination concerning the permissibility of such indemnification under this Article V shall not be a defense to an action brought by a Director or Officer for recovery of the unpaid amount of an indemnification claim and shall not create a presumption that such indemnification is not permissible. The burden of proving that a Director or Officer is not entitled to indemnification shall be on the Corporation.

(c) In any suit brought by a Director or Officer to enforce a right to indemnification hereunder, it shall be a defense that such Director or Officer has not met any applicable standard for indemnification set forth in the DGCL.

SECTION 8. Non-Exclusivity of Rights. The rights to indemnification and to advancement of Expenses set forth in this Article V shall not be exclusive of any other right which any Director, Officer, or Non-Officer Employee may have or hereafter acquire under any statute, provision of the Certificate or these By-laws, agreement, vote of stockholders or Disinterested Directors or otherwise.

SECTION 9. Insurance. The Corporation may maintain insurance, at its expense, to protect itself and any Director, Officer or Non-Officer Employee against any liability of any character asserted against or incurred by the Corporation or any such Director, Officer or Non-Officer Employee, or arising out of any such person’s Corporate Status, whether or not the Corporation would have the power to indemnify such person against such liability under the DGCL or the provisions of this Article V.

SECTION 10. Other Indemnification. The Corporation’s obligation, if any, to indemnify or provide advancement of Expenses to any person under this Article V as a result of such person serving, at the request of the Corporation, as a director, partner, trustee, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise shall be reduced by any amount such person may collect as indemnification or advancement of Expenses from such other corporation, partnership, joint venture, trust, employee benefit plan or enterprise (the “Primary Indemnitor”). Any indemnification or advancement of Expenses under this Article V owed by the Corporation as a result of a person serving, at the request of the Corporation, as a director, partner, trustee, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise shall only be in excess of, and shall be secondary to, the indemnification or advancement of Expenses available from the applicable Primary Indemnitor(s) and any applicable insurance policies.

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ARTICLE VI

Miscellaneous Provisions

SECTION 1. Fiscal Year. The fiscal year of the Corporation shall be determined by the Board of Directors.

SECTION 2. Seal. The Board of Directors shall have power to adopt and alter the seal of the Corporation.

SECTION 3. Execution of Instruments. All deeds, leases, transfers, contracts, bonds, notes and other obligations to be entered into by the Corporation in the ordinary course of its business without director action may be executed on behalf of the Corporation by the Chairperson of the Board, if one is elected, the President or the Treasurer or any other officer, employee or agent of the Corporation as the Board of Directors or the executive committee of the Board may authorize.

SECTION 4. Voting of Securities. Unless the Board of Directors otherwise provides, the Chairperson of the Board, if one is elected, the President or the Treasurer may waive notice of and act on behalf of the Corporation, or appoint another person or persons to act as proxy or attorney in fact for the Corporation with or without discretionary power and/or power of substitution, at any meeting of stockholders or shareholders of any other corporation or organization, any of whose securities are held by the Corporation.

SECTION 5. Resident Agent. The Board of Directors may appoint a resident agent upon whom legal process may be served in any action or proceeding against the Corporation.

SECTION 6. Corporate Records. The original or attested copies of the Certificate, By-laws and records of all meetings of the incorporators, stockholders and the Board of Directors and the stock transfer books, which shall contain the names of all stockholders, their record addresses and the amount of stock held by each, may be kept outside the State of Delaware and shall be kept at the principal office of the Corporation, at an office of its counsel, at an office of its transfer agent or at such other place or places as may be designated from time to time by the Board of Directors.

SECTION 7. Certificate. All references in these By-laws to the Certificate shall be deemed to refer to the First Amended and Restated Certificate of Incorporation of the Corporation, as amended and/or restated and in effect from time to time.

SECTION 8. Exclusive Jurisdiction of Delaware Courts. Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the Delaware General Corporation Law or the Certificate or By-laws, or (iv) any action asserting a claim against the Corporation governed by the internal affairs doctrine. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Section 8.

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SECTION 9. Amendment of By-laws.

(a) Amendment by Directors. Except as provided otherwise by law, these By-laws may be amended or repealed by the Board of Directors by the affirmative vote of a majority of the directors then in office.

(b) Amendment by Stockholders. These By-laws may be amended or repealed at any Annual Meeting, or special meeting of stockholders called for such purpose in accordance with these By-Laws, by the affirmative vote of at least seventy-five percent (75%) of the outstanding shares entitled to vote on such amendment or repeal, voting together as a single class; provided, however, that if the Board of Directors recommends that stockholders approve such amendment or repeal at such meeting of stockholders, such amendment or repeal shall only require the affirmative vote of the majority of the outstanding shares entitled to vote on such amendment or repeal, voting together as a single class. Notwithstanding the foregoing, stockholder approval shall not be required unless mandated by the Certificate, these By-laws, or other applicable law.

SECTION 10. Notices. If mailed, notice to stockholders shall be deemed given when deposited in the mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the records of the Corporation. Without limiting the manner by which notice otherwise may be given to stockholders, any notice to stockholders may be given by electronic transmission in the manner provided in Section 232 of the DGCL.

SECTION 11. Waivers. A written waiver of any notice, signed by a stockholder or director, or waiver by electronic transmission by such person, whether given before or after the time of the event for which notice is to be given, shall be deemed equivalent to the notice required to be given to such person. Neither the business to be transacted at, nor the purpose of, any meeting need be specified in such a waiver.

Adopted ____________, 2018 and effective as of ___________, 2018.

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